Prospectus

THE MERGER FUND®
Investor Class Shares (MERFX)
Institutional Class Shares (MERIX)

WCM ALTERNATIVES: EVENT-DRIVEN FUND
Institutional Class Shares (WCEIX)

Investor Class Shares (WCERX)

100 Summit Lake Drive
Valhalla, New York 10595

This Prospectus includes information you should know about the Funds before you invest.  Please read it carefully.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.  ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Dated May 2, 2016, as supplemented March 22, 2017 to add information regarding Investor Class Shares of WCM Alternatives: Event Driven Fund

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TABLE OF CONTENTS

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FUND SUMMARIES

THE MERGER FUND

Investment Objective:  The Merger Fund (the “Fund”) seeks to achieve capital growth by engaging in merger arbitrage.

Fees and Expenses of the Fund:  The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Investor Class	Institutional Class
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions (as a percentage of offering price)	None	None
Redemption Fee (as a percentage of amount redeemed)	None	None
Exchange Fee	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)		Investor Class		Institutional Class
Management Fees		1.00%		1.00%
Distribution and/or Service (12b-1) Fees		0.24%		N/A

Interest and Dividend Expense on Securities Sold Short	0.40%		0.40%

Remaining Other Expenses	0.23%		0.14%

Total Other Expenses		0.63%		0.54%
Acquired Fund Fees and Expenses(1)		0.03%		0.03%
Total Annual Fund Operating Expenses Before Fee Waiver(2)		1.90%		1.57%
Fee Waiver(2)		-0.13%		-0.13%
Total Annual Fund Operating Expenses After Fee Waiver(2)		1.77%		1.44%

(1)  Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The operating expenses in this fee table may not correlate to the expense ratios in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.

(2)  The Fund’s contractual management fee rate is 1.00% of the Fund’s average daily net assets. The Adviser has agreed to reduce its management fee so that the management fee will be: (i) 1.0% on an annualized basis of the average daily net assets of the Fund on net assets below $1.5 billion; (ii) 0.9% on an annualized basis of the average daily net assets of the Fund on net assets between $1.5 billion and $2.0 billion; (iii) 0.8% on an annualized basis of the average daily net assets of the Fund on net assets between $2.0 billion and $5.0 billion and (iv) 0.75% on an annualized basis of the average daily net assets of the Fund on net assets over $5.0 billion.  This fee waiver arrangement is expected to apply until April 30, 2017, except that it may be terminated at any time by the Fund’s Board of Trustees.

Example: The Example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Only the first year of each period in the Example takes into account the fee waiver described above.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 year	3 years	5 years	10 years
Investor Class Shares	$180	$584	$1,014	$2,212
Institutional Class Shares	$147	$483	$843	$1,856

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in the Annual Fund Operating Expenses table above or in the Example, affect the Fund’s performance.  During the fiscal year ended December 31, 2015, the Fund’s portfolio turnover rate was 157% of the average value of its portfolio.

Principal Investment Strategies: Under normal market conditions, the Fund invests at least 80% of its total assets principally in the common stock, preferred stock and, occasionally, warrants of companies which are involved in publicly announced mergers, takeovers, tender offers, leveraged buyouts, spin-offs, liquidations and other corporate reorganizations.  Merger arbitrage is a highly specialized investment approach generally designed to profit from the successful completion of such transactions.  Although a variety of strategies may be employed depending upon the nature of the reorganizations selected for investment, the simplest form of merger-arbitrage activity involves purchasing the shares of an announced acquisition target at a discount to their expected value upon completion of the acquisition.  The size of this discount, known as the arbitrage “spread,” may represent the Fund’s potential profit on such an investment.  Because Westchester Capital Management, LLC (the “Adviser”) typically seeks to profit from the “spread” described above upon the completion of a merger, takeover or other reorganization rather than the performance of the market overall or any one issuer, the Adviser believes the merger-arbitrage strategy is designed to provide performance that normally has relatively low correlation with the performance of stock markets.

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The Fund may employ a variety of hedging strategies to protect against issuer-related risk or other risks, including selling short the securities of the company that proposes to acquire the acquisition target and/or the purchase and sale of put and call options.  The Fund may enter into derivative transactions and purchase or sell other instruments of any kind for hedging purposes, duration or volatility management purposes, or otherwise to gain, or reduce, long or short exposure to one or more asset classes or issuers.  For example, the Adviser may seek to hedge the Fund’s portfolio against a decline in the values of its portfolio securities or a decline in the market generally by purchasing put options.

In pursuing the Fund’s investment objective and strategies, the Fund may invest in U.S. and foreign securities without limit and may invest in companies of any market capitalization.  The Fund engages in active trading and may invest a portion of its assets to seek short-term capital appreciation.

The Fund may invest in other investment companies, including exchange-traded funds (“ETFs”).  To the extent that the Fund invests in shares of another investment company or ETF, the Fund bears its proportionate share of the expenses of the underlying investment company or ETF and is subject to the risks of the underlying investment company’s or ETF’s investments.

In making merger-arbitrage investments for the Fund, the Adviser is generally guided by the following considerations:

•	securities are purchased only after a reorganization is announced or when one or more publicly disclosed events point toward the possibility of some type of merger or other significant corporate event within a reasonable period of time;

•	before an initial position is established, a preliminary analysis is made of the expected transaction to determine the probability and timing of a successful completion;

•	in deciding whether or to what extent to invest, the Adviser evaluates, among other things, the credibility, strategic motivation and financial resources of the participants, and the liquidity of the securities involved in the transaction;

•	the risk-reward characteristics of each arbitrage position are assessed on an ongoing basis, and the Fund’s holdings may be adjusted at any time; and

•	the Adviser may invest the Fund’s assets in both negotiated, or “friendly,” reorganizations and non-negotiated, or “hostile,” takeover attempts, but in either case the Adviser’s primary considerations include the likelihood that the transaction will be successfully completed and its risk-adjusted profile.

The Adviser may sell securities at any time, including if the Adviser’s evaluation of the risk/reward ratio is no longer favorable. The Fund may hold a significant portion of its assets in cash, money market investments, money market funds or other similar short-term investments for defensive purposes or to preserve the Fund’s ability to capitalize quickly on new market opportunities. The Fund may also hold a significant amount of cash or short-term investments immediately after the closing of a number of transactions in which it has invested, such as at calendar quarter or year ends. During periods when the Fund is so invested, its investment returns may be lower than if it were not so invested, and the Fund may not achieve its investment objective.

Principal Risks:  You could lose money by investing in the Fund.  Although the Fund will strive to meet its investment objective, there is no assurance that it will do so.  Many factors affect the Fund’s net asset value (“NAV”) and performance, including the following:

Merger-Arbitrage and Event-Driven Risk – Merger-arbitrage and event-driven investing involves the risk that the Adviser’s evaluation of the outcome of a proposed event, whether it be a merger, reorganization, regulatory issue or other event, will prove incorrect and that the Fund’s return on the investment will be negative. Even if the Adviser’s judgment regarding the likelihood of a specific outcome proves correct, the expected event may be delayed or completed on terms other than those originally proposed, which may cause the Fund to lose money or fail to achieve a desired rate of return.  The Fund expects to employ strategies that are not designed to benefit from general market appreciation or improved economic conditions in the global economy.   Accordingly, the Fund has historically underperformed the broad equity markets under certain market conditions, such as some periods when there has been rapid appreciation in the equity markets, and may continue to do so in the future.

Hedging Transactions Risk – The success of the Fund’s hedging strategy, if used, will be subject to the Adviser’s ability to assess correctly the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged. Hedging transactions involve the risk of imperfect correlation.  Imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss.  Hedging transactions also limit the opportunity for gain if the value of a hedged portfolio position should increase.

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Management Risk – The Fund is subject to management risk because it is an actively managed investment portfolio.  The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its decisions will produce the intended result or that its evaluation of the likelihood that a specific merger or reorganization will be completed as expected will prove correct.

Portfolio Turnover Risk – The frequency of the Fund’s transactions will vary from year to year, though merger-arbitrage portfolios typically have higher turnover rates than portfolios of typical long-only funds.  Increased portfolio turnover will result in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in increased distributions of taxable capital gains to Fund shareholders, including short-term capital gains taxable to shareholders at ordinary income rates, when Fund shares are held in a taxable account. Higher costs associated with increased portfolio turnover reduce the Fund’s performance. The Fund normally expects to engage in active and frequent trading and expects to have a high rate of portfolio turnover.

Derivatives Risk – Derivatives, such as options, swaps, futures and forward contracts, may not produce the desired investment results because, for example, they are not perfect substitutes for the underlying securities, indices or currencies from which they are derived. Derivatives also may create leverage which will amplify the effect of their performance on the Fund and may produce significant losses.

Derivatives involve special risks, including: (1) the risk that interest rates, securities prices and currency markets will not move in the direction that a portfolio manager anticipates; (2) imperfect correlation between the price of derivative instruments and movements in the prices of the securities, interest rates or currencies being hedged; (3) the fact that skills needed to use these strategies are different than those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; (5) the risk that adverse price movements in an instrument can result in a loss substantially greater than the Fund’s initial investment in that instrument (in some cases, the potential loss is unlimited); (6) particularly in the case of privately-negotiated instruments, the risk that the counterparty will not perform its obligations, or that penalties could be incurred for positions held less than the required minimum holding period; and (7) the inability to close out certain positions to avoid losses, exposing the Fund to greater potential risk of loss.  In addition, the use of derivatives for non-hedging purposes is considered a speculative practice and may present an even greater risk of loss than when used for hedging purposes.  There is the possibility that derivative strategies will not be used or that ineffective implementation of derivative strategies or unusual market conditions could result in significant losses to the Fund.

Foreign Investing Risk – Investing in foreign companies or ETFs which invest in foreign companies, may involve more risks than investing in U.S. companies and such investments may entail political, cultural, regulatory, legal and tax risks different from those associated with comparable transactions in the United States.  These risks can increase the potential for losses in the Fund and may include, among others, currency devaluations, currency risks (fluctuations in currency exchange rates), country risks (political, diplomatic, regional conflicts, terrorism, war, social and economic instability and policies that have the effect of limiting or restricting foreign investment or the movement of assets) as well as different trading and settlement practices, less government supervision, less publicly available information, limited trading markets and greater volatility than comparable investments in U.S. companies.

Additionally, investments in securities denominated in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar.  A decline in the values of foreign currencies relative to the U.S. dollar will reduce the values of securities held by the Fund and denominated in those currencies.

Debt Securities Risk – Debt securities may fluctuate in value and experience periods of reduced liquidity due to, among other things, changes in interest rates, governmental intervention, general economic conditions, industry fundamentals, market sentiment and the financial condition of the issuer, including the issuer’s credit rating or financial performance.  During those periods, the Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when it would otherwise not do so, and at unfavorable prices.  Debt securities may be difficult to value during such periods. Debt securities are subject to interest rate risk, which is the risk that when interest rates rise, the values of fixed income debt securities tend to decline.  Debt securities have varying levels of sensitivity to changes in interest rates, and the values of securities with longer durations tend to be more sensitive to changes in interest rates.  Debt securities are subject to the risk that if interest rates decline, issuers of debt securities may exercise redemption or call provisions. This may force the Fund to reinvest redemption or call proceeds in securities with lower yields, which may reduce Fund performance. Debt securities are also subject to credit risk, which is the risk that the issuer of an instrument may default on interest and/or principal payments due to the Fund.  An increase in credit risk or a default will cause the value of the Fund’s fixed and floating rate income securities to decline.   Securities rated below-investment-grade (and unrated securities of comparable credit quality), commonly referred to as “high-yield” or “junk” bonds, have speculative characteristics and generally have more credit risk than higher-rated securities.  Lower rated issuers are more likely to default and their securities could become worthless.  Below-investment-grade securities are also subject to greater price volatility than investment grade securities.  In addition, investments in defaulted securities and obligations of distressed issuers, such as issuers undergoing or expected to undergo bankruptcy, may be illiquid and are considered highly speculative.

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The market value of convertible debt securities will also be affected by changes in the price of the underlying equity securities.  The market values of debt securities issued by companies involved in pending corporate mergers, takeovers or other corporate events, or debt securities that will be repaid in connection with a merger, takeover or other corporate event, may be determined in large part by the status of the transaction and its eventual outcome, especially if the debt securities are subject to change of control provisions that entitle the holder to be paid par value or some other specified dollar amount upon completion of a transaction or other event.

Leveraging Risk – If the Fund employs leverage, such as borrowing money to purchase securities, engaging in reverse repurchase agreements, lending portfolio securities and investing in derivative instruments, the value of the Fund’s shares could be expected to be more volatile. Unless profits and income on securities acquired with leverage exceed the costs of the leverage, the use of leverage will diminish the investment performance of the Fund compared with what it would have been without leverage, and the use of leverage will cause any losses the Fund incurs to be greater than they otherwise would have been had the Fund not employed leverage.

Short Selling Risk – Generally, to the extent the price of a security sold short increases between the time of the short sale and the time the Fund covers its short position, the Fund will incur a loss.  The amount of a potential loss on an uncovered short sale transaction is theoretically unlimited.  Also, the Fund is required to deposit collateral in connection with such short sales and has to pay a fee to borrow particular securities and will often be obligated to pay to the lender of the security amounts equal to any dividends and accrued interest on the borrowed securities during the period of the short sale.

Options Risk – The Fund may engage in a variety of options transactions. When the Fund purchases options, it risks the loss of the cash paid for the options if the options expire unexercised.  When the Fund sells (writes) covered call options, it forgoes the opportunity to benefit from an increase in the value of the underlying stock above the exercise price, but it continues to bear the risk of a decline in the value of the underlying stock.  In addition, the Fund may earn premiums from writing call options.  For shareholders who hold Fund shares in a taxable account, profits from writing call options are generally treated as short-term capital gains for federal income tax purposes, taxable to shareholders as ordinary income when distributed to them.

Market Risk – Investment markets can be volatile.  Various market risks can affect the price or liquidity of an issuer’s securities in which the Fund may invest. The prices of investments can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions. No hedging or other instrument exists that would allow the Fund to eliminate all of the Fund’s exposure to market volatility. During periods of significant market stress or volatility, the performance of the Fund may correlate to a greater extent with the overall equity markets than it has during periods of less stress and volatility. There can be no assurance that the Fund’s performance will not correlate closely with that of the equity markets during certain periods. The Fund’s investments may decline in value if markets perform poorly.

Legal and Regulatory Risk – Legal, tax and regulatory changes could occur and may adversely affect the Fund, its investments and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New (or revised) laws or regulations may be imposed by the U.S. Commodity Futures Trading Commission (“CFTC”), the Securities and Exchange Commission (“SEC”), the Internal Revenue Service (“IRS”), the U.S. Federal Reserve or other governmental regulatory authorities or self-regulatory organizations that could adversely affect the Fund. The Fund also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by governmental regulatory authorities or self-regulatory organizations.  Regulators around the globe have increasingly taken measures to seek to increase the stability of the financial markets, including by proposing rules that may curtail the Fund’s ability to use derivative and other instruments and that may require the Fund to change how it has been managed historically.  The Adviser continues to evaluate these measures, and there can be no assurance that they will not adversely affect the Fund and its performance.

Other Risks – Certain portfolio management techniques may be considered senior securities unless steps are taken to segregate the Fund’s assets or otherwise cover its obligations. To avoid having these instruments considered senior securities, the Fund intends to segregate liquid assets with a value equal (on a daily mark-to-market basis) to its obligations under these types of transactions, enter into offsetting transactions or otherwise cover such transactions. To the extent the Fund’s assets are segregated or committed as cover, it could limit the Fund’s investment flexibility. Segregating assets and covering positions will not limit or offset losses.

Annual Total Returns:  The information in the bar chart and table shown below provides some indication of the risks of investing in the Fund but does not reflect the deduction of taxes that a shareholder would pay on distributions or redemptions.  Commencing May 2, 2016, the Fund will compare its performance in this Prospectus to the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index.  The Fund’s Adviser believes the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is a more appropriate index against which to compare the Fund’s performance than the Fund’s former index, the S&P 500 Index, in light of the Fund’s investment strategies, including those that may be characterized as market neutral strategies.  The bar chart shows changes in the Fund’s performance from year to year over a ten-year period for Investor Class shares and the table compares the average annual total returns of the Fund’s shares for the 1-, 5- and 10- year and since inception periods with those of both the former index, the S&P 500 Index, and the Fund’s new index, the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index, both of which are broad measures of market performance.  Institutional Class shares represent an investment in the same portfolio of securities as Investor Class shares.  Annual returns would differ only to the extent that Institutional Class shares do not have the same expenses as Investor Class shares.  Institutional Class shares are not subject to distribution and/or service (12b-1) fees.

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Performance data included herein for periods prior to 2011 reflect that of Westchester Capital Management, Inc., the Fund’s prior investment adviser.  Messrs. Behren and Shannon, the Fund’s current portfolio managers, have served as co-portfolio managers of the Fund since January 2007.  The performance results herein reflect the reinvestment of all dividends and distributions.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.  Updated performance information is available on the Fund’s website at http://www.westchestercapitalfunds.com.

Total return as of 12/31 for each year

During the ten-year period shown in the above chart, the highest quarterly return was 4.09% (for the quarter ended March 31, 2006) and the lowest quarterly return was -4.00% (for the quarter ended September 30, 2011). For a portion of the periods, the Fund had expense limitations, without which returns would have been lower.

Average Annual Total Returns
for the Periods Ended December 31, 2015

	1 Year	5 Years	10 Years	Since Inception (1/31/1989)
Investor Class Shares
Return Before Taxes	-0.82%	1.88%	3.24%	6.32%
Return After Taxes on Distributions	-1.25%	1.08%	2.38%	4.45%
Return After Taxes on Distributions and Sale of Fund Shares*	-0.36%	1.22%	2.30%	4.32%
Institutional Class Shares**
Return Before Taxes	-0.52%	2.00%	3.30%	6.34%
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index (reflects no deduction for fees and expenses)	0.05%	0.07%	1.24%	3.37%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	1.38%	12.57%	7.31%	9.79%

* The “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than other return figures because when a capital loss occurs upon the redemption of shares of the Fund, a tax deduction is provided that may benefit the investor.
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** Performance for Institutional Class shares prior to their inception (8/1/2013) is the historical performance of Investor Class shares, and has not been adjusted for the lower expenses applicable to Institutional Class shares.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Investor Class shares and after-tax returns for Institutional Class shares will vary.

Investment Adviser:  Westchester Capital Management, LLC.

Portfolio Managers:  Mr. Roy D. Behren and Mr. Michael T. Shannon have served as co-portfolio managers of the Fund since January 2007.  Mr. Behren is Co-Manager and Co-President of the Adviser and Co-President, Treasurer and a Trustee of the Fund.  Mr. Shannon is Co-Manager and Co-President of the Adviser and Co-President and a Trustee of the Fund.

Purchase and Sale of Fund Shares: You may purchase or redeem shares on any day when the Fund calculates its NAV. The Fund calculates its NAV on each weekday other than days when the New York Stock Exchange (“NYSE”) is closed for a holiday or is otherwise scheduled to be closed. Shares of the Fund may be purchased by sending a completed application form to The Merger Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin, 53201-0701 or through authorized financial intermediaries.

The minimum investment requirements for initial and subsequent investment are as follows:

	Minimum Initial Investment	Subsequent Investments
Investor Class Shares	$2,000*	$0
Institutional Class Shares	$1,000,000	$500

* In general, there is no minimum investment requirement for investments in Investor Class shares by qualified retirement plans or investments that are made through omnibus accounts.

Tax Information:  The Fund’s distributions are generally taxable to you as ordinary income, qualified dividend income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker Dealers and Other Financial Intermediaries:  If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.
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WCM ALTERNATIVES: EVENT-DRIVEN FUND

Investment Objective:  The Fund’s investment objective is to provide attractive risk-adjusted returns with low relative volatility in virtually all market environments. Risk-adjusted return is a concept that considers not only an investment’s return, but also the amount of potential risk involved in producing that return.

Fees and Expenses of the Fund:  The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees

(fees paid directly from your investment)

	Investor Class	Institutional Class
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions (as a percentage of offering price)	None	None
Redemption Fee (as a percentage of amount redeemed)	None	None
Exchange Fee	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)		Investor Class		Institutional Class
Management Fees		1.25%		1.25%
Distribution and/or Service (12b-1) Fees		0.25%		N/A

Interest and Dividend Expense on Securities Sold Short	0.35%		0.35%

Remaining Other Expenses	0.63%		0.63%

Total Other Expenses		0.98%		0.98%
Acquired Fund Fees and Expenses(1)		0.04%		0.04%
Total Annual Fund Operating Expenses Before Expense Waiver and Reimbursement(2)		2.52%		2.27%
Expense Waiver and Reimbursement(2)		-0.14%		-0.14%
Total Annual Fund Operating Expenses After Expense Waiver and Reimbursement(2)		2.38%		2.13%

(1) Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The operating expenses in this fee table may not correlate to the expense ratios in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.

(2) The Adviser has contractually agreed to waive its investment advisory fee and to reimburse the Fund for other ordinary operating expenses to the extent necessary to limit ordinary operating expenses to an amount not to exceed 1.74% and 1.99% for Institutional Class shares and Investor Class shares, respectively. Ordinary operating expenses exclude taxes, commissions, mark-ups, litigation expenses, indemnification expenses, interest expenses, borrowing expenses, including on securities sold short, dividend expenses on securities sold short, trading or investment expenses, Acquired Fund Fees and Expenses, and any extraordinary expenses. This expense limitation is expected to apply until April 30, 2017, except that it may be terminated by the Fund’s Board of Trustees at any time. To the extent that the Adviser waives its investment advisory fee and/or reimburses the Fund for other ordinary operating expenses, it may seek reimbursement of a portion or all of such amounts at any time within three fiscal years after the fiscal year in which such amounts were waived or reimbursed, subject to the expense limitation in place at the time such amounts were waived or reimbursed.

Example: The Example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Only the first year of each period in the Example takes into account the expense waiver and reimbursement described above. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 year	3 years	5 years	10 years
Investor Class Shares	$241	$771	$1,328	$2,845
Institutional Class Shares	$216	$696	$1,202	$2,594

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses table above or in the Example, affect the Fund’s performance. During the fiscal year ended December 31, 2015, the Fund’s portfolio turnover rate was 199% of the average value of its portfolio.

Principal Investment Strategies: The Fund primarily employs investment strategies designed to capture price movements generated by specific events, including, but not limited to, securities of companies involved in mergers, acquisitions, asset sales or other divestitures, restructurings, refinancings, recapitalizations, reorganizations or other special situations (referred to as “event-driven opportunities”). Among the investment strategies the Adviser may use on behalf of the Fund are the following:
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· Merger-Arbitrage Strategy: The Fund may purchase the securities of companies that are involved in publicly announced mergers, takeovers and other corporate reorganizations, and use one or more arbitrage strategies in connection with the purchase.  Although a variety of strategies may be employed depending upon the nature of the reorganizations, the most common merger-arbitrage strategy involves purchasing the shares of an announced acquisition target at a discount to their expected value upon completion of the acquisition.  The size of this discount, known as the arbitrage “spread,” may represent the Fund’s potential profit on such an investment.  The Fund may employ a variety of hedging strategies to protect against issuer-related risk, including selling short the securities of the company that proposes to acquire the target company and/or the purchase and sale of put and call options.  The merger-arbitrage strategy is designed to provide positive performance if the Adviser successfully evaluates the outcome of the event-driven opportunity because the Adviser typically seeks to profit from the “spread” described above upon the completion of a merger, takeover or other reorganization rather than the performance of the market overall or any one issuer.

·   Special Situations Strategy: The Fund may invest in the securities of issuers based upon the expectation of the Adviser that the price of such securities may change in the short term due to a special situation, such as a stock buy-back, spinoffs and split-offs, credit rating upgrade, the outcome of litigation or other dispute, a positive earnings report, legislative or regulatory changes or other catalyst-driven event. The Fund may seek to profit from special situations by employing one or more arbitrage sub-strategies, including, but not limited to, capital structure arbitrage and convertible arbitrage, or the Fund may seek to use such strategies independently.

·   Capital Structure Arbitrage: Capital structure arbitrage is an investment strategy that seeks to profit from relative pricing discrepancies between related securities, such as securities of different classes issued by the same issuer.  For example, when the Adviser believes that unsecured securities are overvalued in relation to senior secured securities of the same issuer, the Fund may purchase senior secured securities of the issuer and take a short position in the unsecured securities of the same issuer. In this example, the trade may be profitable if credit quality spreads widen or if the issuer goes bankrupt and the recovery rate for the senior debt is higher than the expectations implicit in the prices of the securities at the time the Fund established its positions. Another example might involve the Fund purchasing one class of common stock while selling short a different class of common stock of the same issuer.

·   Convertible Arbitrage: Convertible arbitrage is a strategy that seeks to profit from mispricings between an issuer’s convertible securities and the underlying equity securities. A common convertible arbitrage approach matches a long position in a convertible security with a short position in the underlying common stock when an investor believes the convertible security is undervalued relative to the value of the underlying equity security. In such a case, the investor may seek to sell short shares of the underlying common stock in order to hedge exposure to the issuer of the equity securities.  Convertible arbitrage positions may be designed to earn income from coupon or dividend payments on the investment in the convertible securities.

The Fund may also invest in other special situations, such as initial public offerings, in privately-placed securities of issuers, including those the Adviser expects to undertake an initial public offering, and other related liquidity events for current shareholders of an issuer.  The Fund may also invest in issuers to capture special dividends or other distributions.

·   Distressed/Restructuring: The Fund may invest in securities, including debt securities, of financially distressed companies and companies undergoing or expected to undergo bankruptcy or other insolvency proceedings.  The Fund may invest in corporate bonds, privately held loans and other securities or obligations of companies that are highly leveraged, are experiencing financial difficulties or have filed for bankruptcy. The Fund may profit from its investments in such issuers if the issuer undergoes a successful restructuring or recapitalization, undertakes asset sales or participates in spin-off transactions.  The Fund may also purchase securities in anticipation of a company’s recovery or turnaround or the liquidation of all or some of the company’s assets.

·   Option Income Strategies: The Fund may sell, or “write,” call options on its portfolio securities.  The Fund may also write call options on one or more baskets of stocks, such as the S&P 500 Index or an industry sub-group of the S&P 500 Index. The options written by the Fund are considered “covered” if the Fund owns the stocks or baskets of stocks against which the options are written.  The Adviser may determine to purchase shares and sell call options on those shares at approximately the same time, although the sale of options on the Fund’s portfolio securities may occur at any time or not at all.  The Adviser may utilize the option writing strategy at any time, including in a relatively flat or declining market environment, to earn premium income. The Fund may sell call options on substantially all of its portfolio securities.

The Fund may utilize other options strategies, such as writing options on securities it does not currently own (known as “uncovered” options), buying or selling options when the Adviser believes they may be mispriced or may provide attractive opportunities to earn income, or engaging in risk-reversal transactions.  In a risk-reversal transaction, the Adviser may buy put options and sell call options against a long stock position.

Additional Event-Driven Strategies.  In addition to the above strategies, the Fund’s Adviser may invest in other investments or utilize other strategies.  For example, the Fund may pursue other event-driven strategies, including investing in companies that may be subject to significant regulatory issues or changes or may be exploring strategic alternatives. The success of those strategies will depend upon, among other things, the Adviser’s skill in evaluating the likelihood of the various potential outcomes and the market’s reaction to those outcomes.

*    *    *    *    *

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In implementing the Fund’s investment strategies, the Fund may invest in a wide variety of investments, such as equity securities of any kind, debt securities of any kind, including those that pay a fixed or floating rate of interest, warrants, convertible securities, master limited partnerships, derivative instruments of any kind, including options, futures, currency forwards and swaps.  Derivative instruments may be used for hedging purposes, as a substitute for investments in the underlying securities, to increase or decrease exposure (leverage), or for the purpose of generating income. The Fund may also engage in forward commitments and reverse repurchase agreements. In pursuing the Fund’s investment objective and strategies, the Fund may invest in U.S. and foreign securities without limit.

The Fund may purchase fixed and floating rate income investments of any credit quality or maturity, including corporate bonds, bank debt and preferred securities.  The Fund may invest in non-investment-grade debt securities (those rated BB+ or lower by S&P, or comparably rated by another nationally recognized statistical rating organization (NRSRO)), unrated investments of comparable quality, commonly referred to as “high yield” or “junk” bonds. These securities are speculative investments that carry greater risks and are more susceptible to real or perceived adverse economic and competitive industry conditions than higher quality investments. This strategy may be utilized by the Adviser to generate income, to diversify the Fund’s investments or for other investing purposes.

The Fund may enter into derivative transactions and purchase or sell other instruments of any kind for hedging purposes, duration or volatility management purposes, or otherwise to gain, or reduce, long or short exposure to one or more asset classes or issuers.  For example, the Fund may write call options on its portfolio securities or a market index that is representative of its portfolio with the expectation of generating additional income.  The Adviser may seek to hedge the Fund’s portfolio against a decline in the values of its portfolio securities or a decline in the market generally by purchasing put options.  A put option gives the Fund the right to sell, or “put,” a fixed number of shares of stock at a fixed price within a given time frame in exchange for the payment of a premium.  The values of put options generally increase as stock prices decrease.  The Fund also may use derivative transactions with the purpose or effect of creating investment leverage.

The Fund may invest in derivative instruments in any manner consistent with its investment strategies, including, for example, in the following situations: (i) the Fund may invest in futures contracts, options on futures contracts, or swap transactions as a substitute for a cash investment in an equity security, (ii) the Fund may invest in interest rate swaps, total return swaps, or futures contracts where the Adviser believes doing so is the most cost-efficient or liquid way to gain the desired investment exposure, (iii) the Fund may invest in options contracts, forward currency contracts, futures contracts and interest rate swaps to adjust the Fund’s investment or risk exposure, and (iv) the Fund may invest in futures transactions, option contracts and swap contracts, such as total return swaps and credit default swaps, to gain investment exposure beyond that which could be achieved by making only cash investments.

The Fund may invest in other investment companies, including ETFs.  Those investments may be made for the purpose of, among other things, gaining or hedging market exposure, hedging exposure to a particular industry, sector or component of an event-driven opportunity, or managing the Fund’s cash position. In addition, the Fund may invest in ETFs and other investment companies as part of an event-driven opportunity if such an investment is otherwise consistent with the Fund’s principal investment strategies.  For example, the Fund may take a position in a narrowly-based sector ETF as part of an investment thesis relating to how a regulatory event may affect companies operating in a particular sector or industry.

The Fund may hold a significant portion of its assets in cash, money market investments, money market funds or other similar short-term investments for defensive purposes or to preserve the Fund’s ability to capitalize quickly on new market opportunities.  The Fund may also hold a significant amount of cash or short-term investments immediately after the closing of a number of transactions in which it has invested, such as at calendar quarter or year ends. During periods when the Fund is so invested, its investment returns may be lower than if it were not so invested, and the Fund may not achieve its investment objective.

The Fund may also invest in special purpose acquisition companies, a form of investment company typically formed for the purpose of acquiring an operating business.

In making investments for the Fund, the Adviser is generally guided by the following considerations:

•	before an initial position in an event-driven opportunity is established, a preliminary analysis is made of the expected event to determine the probability and timing of the event;

•	in deciding whether or to what extent to invest, the Adviser evaluates, among other things, the credibility, strategic motivation and financial resources of the relevant participants, and the liquidity of the securities involved in the transaction; and

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•	the risk-reward characteristics of each event-driven opportunity are assessed on an ongoing basis.

The Fund’s holdings may be adjusted at any time.  The Adviser may sell securities at any time, including if the Adviser’s evaluation of the risk/reward ratio is no longer favorable, in order to take advantage of what the Adviser considers to be a better investment opportunity, when the Adviser believes the investment no longer represents a relatively attractive investment opportunity, or when the Adviser perceives deterioration in the credit fundamentals of the issuer.

The Fund is non-diversified, which means that it can invest a greater percentage of its assets in any one issuer or a smaller number of issuers than a diversified fund.  The Fund normally expects to engage in active and frequent trading and expects to have a high rate of portfolio turnover.

Principal Risks:  You could lose money by investing in the Fund.  Although the Fund will strive to meet its investment objective, there is no assurance that it will do so.  Many factors affect the Fund’s net asset value and performance, including the following:

Derivatives Risk – Derivatives, such as options, swaps, futures and forward contracts, may not produce the desired investment results because, for example, they are not perfect substitutes for the underlying securities, indices or currencies from which they are derived.  Derivatives also may create leverage which will amplify the effect of their performance on the Fund and may produce significant losses.

Derivatives involve special risks, including: (1) the risk that interest rates, securities prices and currency markets will not move in the direction that a portfolio manager anticipates; (2) imperfect correlation between the price of derivative instruments and movements in the prices of the securities, interest rates or currencies being hedged; (3) the fact that skills needed to use these strategies are different than those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; (5) the risk that adverse price movements in an instrument can result in a loss substantially greater than the Fund’s initial investment in that instrument (in some cases, the potential loss is unlimited); (6) particularly in the case of privately-negotiated instruments, the risk that the counterparty will not perform its obligations, or that penalties could be incurred for positions held less than the required minimum holding period; and (7) the inability to close out certain positions to avoid losses, exposing the Fund to greater potential risk of loss.  In addition, the use of derivatives for non-hedging purposes is considered a speculative practice and may present an even greater risk of loss than when used for hedging purposes. There is the possibility that derivative strategies will not be used or that ineffective implementation of derivative strategies or unusual market conditions could result in significant losses to the Fund.

Debt Securities Risk – Debt securities may fluctuate in value and experience periods of reduced liquidity due to, among other things, changes in interest rates, governmental intervention, general economic conditions, industry fundamentals, market sentiment and the financial condition of the issuer, including the issuer’s credit rating or financial performance.  During those periods, the Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when it would otherwise not do so, and at unfavorable prices.  Debt securities may be difficult to value during such periods. When interest rates rise, the values of fixed income debt securities tend to decline.  Securities rated below-investment-grade (and unrated securities of comparable credit quality), commonly referred to as “high-yield” or “junk” bonds, have speculative characteristics and generally have more credit risk than higher-rated securities.  Lower rated issuers are more likely to default and their securities could become worthless.  Below-investment-grade securities are also subject to greater price volatility than investment grade securities.  In addition, investments in defaulted securities and obligations of distressed issuers, such as issuers undergoing or expected to undergo bankruptcy, may be illiquid and are considered highly speculative.

The market value of convertible debt securities will also be affected by changes in the price of the underlying equity securities.  The market values of debt securities issued by companies involved in pending corporate mergers, takeovers or other corporate events, or debt securities that will be repaid in connection with a merger, takeover or other corporate event, may be determined in large part by the status of the transaction and its eventual outcome, especially if the debt securities are subject to change of control provisions that entitle the holder to be paid par value or some other specified dollar amount upon completion of a transaction or other event.

Distressed Securities Risk – Distressed securities risk refers to the uncertainty of repayment of defaulted securities and obligations of distressed issuers. Because the issuer of such securities is likely to be in a distressed financial condition, repayment of distressed or defaulted securities (including insolvent issuers or issuers in payment or covenant default, in workout or restructuring or in bankruptcy or insolvency proceedings) is subject to significant uncertainties. Insolvency laws and practices in foreign jurisdictions are different than those in the U.S. and the effect of these laws and practices may be less favorable and predictable than in the U.S. Investments in defaulted securities and obligations of distressed issuers are considered highly speculative.

Foreign Investing Risk – Investing in foreign companies or ETFs which invest in foreign companies, may involve more risks than investing in U.S. companies and such investments may entail political, cultural, regulatory, legal and tax risks different from those associated with comparable transactions in the United States.  These risks can increase the potential for losses in the Fund and may include, among others, currency devaluations, currency risks (fluctuations in currency exchange rates), country risks (political, diplomatic, regional conflicts, terrorism, war, social and economic instability and policies that have the effect of limiting or restricting foreign investment or the movement of assets) as well as different trading and settlement practices, less government supervision, less publicly available information, limited trading markets and greater volatility than comparable investments in U.S. companies.

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Additionally, investments in securities denominated in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar.  A decline in the values of foreign currencies relative to the U.S. dollar will reduce the values of securities held by the Fund and denominated in those currencies.

Hedging Transactions Risk – The success of the Fund’s hedging strategy, if used, will be subject to the Adviser’s ability to correctly assess the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged. Hedging transactions involve the risk of imperfect correlation.  Imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss.  Hedging transactions also limit the opportunity for gain if the value of a hedged portfolio position should increase.

Leveraging Risk – If the Fund employs leverage, such as borrowing money to purchase securities, engaging in reverse repurchase agreements, lending portfolio securities and investing in derivative instruments, the value of the Fund’s shares could be expected to be more volatile. Unless profits and income on securities acquired with leverage exceed the costs of the leverage, the use of leverage will diminish the investment performance of the Fund compared with what it would have been without leverage, and the use of leverage will cause any losses the Fund incurs to be greater than they otherwise would have been had the Fund not employed leverage.

Limited Operating History Risk – The Fund has a limited operating history to evaluate and may not attract sufficient assets to achieve or maximize investment and operational efficiencies.

Liquidity Risk – Some securities may have few market-makers and low trading volume, which tend to increase transaction costs and may make it impossible for the Fund to dispose of a security position at all or at a price which the Adviser believes represents current or fair market value.

Lower-Rated Securities Risk – Securities rated below investment-grade (and unrated securities of comparable credit quality), commonly referred to as “high-yield” or “junk” bonds, have speculative characteristics and generally have more credit risk than higher-rated securities. Companies issuing high-yield fixed-income securities are not as strong financially as those issuing securities with higher credit ratings and are more likely to encounter financial difficulties.  Lower rated issuers are more likely to default and their securities could become worthless.

Management Risk – The Fund is subject to management risk because it is an actively managed investment portfolio.  The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its decisions will produce the intended result or that its evaluation of the likelihood that a specific merger or reorganization will be completed as expected will prove correct.

Merger-Arbitrage and Event-Driven Risk – Merger-arbitrage and event-driven investing involves the risk that the Adviser’s evaluation of the outcome of a proposed event, whether it be a merger, reorganization, regulatory issue or other event, will prove incorrect and that the Fund’s return on the investment will be negative. Even if the Adviser’s judgment regarding the likelihood of a specific outcome proves correct, the expected event may be delayed or completed on terms other than those originally proposed, which may cause the Fund to lose money or fail to achieve a desired rate of return.  The Fund expects to employ strategies that are not designed to benefit from general market appreciation or improved economic conditions in the global economy.   Accordingly, the Fund has historically underperformed the broad equity markets under certain market conditions, such as some periods when there has been rapid appreciation in the equity markets, and may continue to do so in the future.

Non-Diversification Risk – As a non-diversified fund, the Fund has a greater potential to realize losses upon the occurrence of adverse events affecting an issuer in its portfolio.

Portfolio Turnover Risk – The frequency of the Fund’s transactions will vary from year to year, though merger-arbitrage portfolios typically have higher turnover rates than portfolios of typical long-only funds.  Increased portfolio turnover will result in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in increased distributions of taxable capital gains to Fund shareholders, including short-term capital gains taxable to shareholders at ordinary income rates, when Fund shares are held in a taxable account. Higher costs associated with increased portfolio turnover reduce the Fund’s performance. The Fund normally expects to engage in active and frequent trading and expects to have a high rate of portfolio turnover.

Short Selling Risk – Generally, to the extent the price of a security sold short increases between the time of the short sale and the time the Fund covers its short position, the Fund will incur a loss.  The amount of a potential loss on an uncovered short sale transaction is theoretically unlimited.  Also, the Fund is required to deposit collateral in connection with such short sales and has to pay a fee to borrow particular securities and will often be obligated to pay to the lender of the security amounts equal to any dividends and accrued interest on the borrowed securities during the period of the short sale.

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Options Risk – The Fund may engage in a variety of options transactions. When the Fund purchases options, it risks the loss of the cash paid for the options if the options expire unexercised.  When the Fund sells (writes) covered call options, it forgoes the opportunity to benefit from an increase in the value of the underlying stock above the exercise price, but it continues to bear the risk of a decline in the value of the underlying stock.  In addition, the Fund may earn premiums from writing call options.  For shareholders who hold Fund shares in a taxable account, profits from writing call options are generally treated as short-term capital gains for federal income tax purposes, taxable to shareholders as ordinary income when distributed to them.

Small and Medium Capitalization Risk – The Fund’s investments in smaller and medium-sized companies carry more risks than investments in larger companies.  Companies with small and medium size market capitalization often have narrower markets, fewer products or services to offer and more limited managerial and financial resources than do larger, more established companies.

Market Risk – Investment markets can be volatile. Various market risks can affect the price or liquidity of an issuer’s securities in which the Fund may invest. The prices of investments can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions.  No hedging or other instrument exists that would allow the Fund to eliminate all of the Fund’s exposure to market volatility. During periods of significant market stress or volatility, the performance of the Fund may correlate to a greater extent with the overall equity markets than it has during periods of less stress and volatility. There can be no assurance that the Fund’s performance will not correlate closely with that of the equity markets during certain periods. The Fund’s investments may decline in value if markets perform poorly.

Legal and Regulatory Risk – Legal, tax and regulatory changes could occur and may adversely affect the Fund, its investments and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New (or revised) laws or regulations may be imposed by the U.S. Commodity Futures Trading Commission (“CFTC”), the Securities and Exchange Commission (“SEC”), the Internal Revenue Service (“IRS”), the U.S. Federal Reserve or other governmental regulatory authorities or self-regulatory organizations that could adversely affect the Fund. The Fund also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by governmental regulatory authorities or self-regulatory organizations. Regulators around the globe have increasingly taken measures to seek to increase the stability of the financial markets, including by proposing rules that may curtail the Fund’s ability to use derivative and other instruments and that may require the Fund to change how it has been managed historically. The Adviser continues to evaluate these measures, and there can be no assurance that they will not adversely affect the Fund and its performance.

Other Risks – Certain portfolio management techniques may be considered senior securities unless steps are taken to segregate the Fund’s assets or otherwise cover its obligations. To avoid having these instruments considered senior securities, the Fund intends to segregate liquid assets with a value equal (on a daily mark-to-market basis) to its obligations under these types of transactions, enter into offsetting transactions or otherwise cover such transactions. To the extent the Fund’s assets are segregated or committed as cover, it could limit the Fund’s investment flexibility. Segregating assets and covering positions will not limit or offset losses.

Annual Total Returns:  The information in the bar chart and table shown below provides some indication of the risks of investing in the Fund but does not reflect the deduction of taxes that a shareholder would pay on distributions or redemptions.  Commencing May 2, 2016, the Fund will compare its performance in this Prospectus to the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index.  The Fund’s Adviser believes the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is a more appropriate index against which to compare the Fund’s performance than the Fund’s former index, the S&P 500 Index, in light of the Fund’s investment strategies, including those that may be characterized as market neutral strategies.  The bar chart shows the performance of the Fund's Institutional Class shares for the period since the Fund commenced operations (January 2, 2014) through December 31, 2015 and compares the average annual total returns of the Fund’s Institutional Class shares for such period with those of both the former index, the S&P 500 Index, and the Fund’s new index, the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index, both of which are broad measures of market performance.  Investor Class shares represent an investment in the same portfolio of securities as Institutional Class shares; however, Investor Class shares are subject to a 0.25% 12b-1 fee whereas Institutional Class shares are not subject to a 12b-1 fee.  As of the date of this Prospectus, no Investor Class shares of the Fund are outstanding.  The performance results herein reflect the reinvestment of all dividends and distributions.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.  Updated performance information is available on the Fund’s website at http://www.westchestercapitalfunds.com.
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Total return as of 12/31 for each year

During the periods shown in the above chart, the highest quarterly return was 2.94% (for the quarter ended June 30, 2014) and the lowest quarterly return was -4.31% (for the quarter ended September 30, 2015). For the periods shown, the Fund had expense limitations, without which returns would have been lower.

Average Annual Total Returns
for the Periods Ended December 31, 2015

Institutional Class Shares	1 Year	Since Inception (1/2/2014)

Return Before Taxes	-2.08%	0.85%
Return After Taxes on Distributions	-3.29%	-0.16%
Return After Taxes on Distributions and Sale of Fund Shares*	-1.07%	0.30%
Investor Class Shares **
Return Before Taxes	-2.33%	0.60%
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index (reflects no deduction for fees and expenses)	0.05%	0.04%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	1.38%	7.85%

* The “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than other return figures because when a capital loss occurs upon the redemption of shares of the Fund, a tax deduction is provided that may benefit the investor.

** Performance for Investor Class shares for the one-year and since inception periods is the historical performance of Institutional Class shares, and has been adjusted for the higher expenses applicable to Investor Class shares.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.  After-tax returns are shown for Institutional Class shares only; after-tax returns for Investor Class shares will vary.

Investment Adviser:  Westchester Capital Management, LLC.

Portfolio Managers:  Mr. Roy D. Behren and Mr. Michael T. Shannon have served as co-portfolio managers of the Fund since the Fund commenced operations in January 2014. Mr. Behren is Co-Manager and Co-President of the Adviser and Co-President, Treasurer and a Trustee of the Fund.  Mr. Shannon is Co-Manager and Co-President of the Adviser and Co-President and a Trustee of the Fund.

Purchase and Sale of Fund Shares:  You may purchase or redeem shares on any day when the Fund calculates its NAV.  The Fund calculates its NAV on each weekday other than days when the NYSE is closed for a holiday or is otherwise scheduled to be closed.  Shares of the Fund may be purchased by sending a completed application form to WCM Alternatives: Event-Driven Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin, 53201-0701 or through authorized financial intermediaries.

The minimum investment requirements for initial and subsequent investment are as follows:
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	Minimum Initial Investment	Subsequent Investments
Investor Class Shares	$2,000*	$0
Institutional Class Shares	$1,000,000	$500

* In general, there is no minimum investment required for investments in Investor Class shares by qualified retirement plans or investments that are made through omnibus accounts.

Tax Information:  The Fund’s distributions are generally taxable to you as ordinary income, qualified dividend income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker Dealers and Other Financial Intermediaries:  If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.
PRINCIPAL INVESTMENT POLICIES

The Merger Fund

The Fund’s investment objective of achieving capital growth by engaging in merger arbitrage is a fundamental policy, which may not be changed without shareholder approval.   Except as otherwise stated, the Fund’s other investment policies are not fundamental and may be changed without obtaining approval by the Fund’s shareholders or prior notice.  There is no guarantee that the Fund will achieve its investment objective.

Under normal market conditions, the Fund invests at least 80% of its total assets principally in the common stock, preferred stock and, occasionally, warrants of companies which are involved in publicly announced mergers, takeovers, tender offers, leveraged buyouts, spin-offs, liquidations and other corporate reorganizations (“merger-arbitrage investments”).  The Fund will not change this policy without providing shareholders with 60 days’ advance written notice.  The Fund may also invest in preferred stock, debt obligations and occasionally, warrants as part of its merger-arbitrage strategy or for other investment purposes.  See “Investment Objectives and Policies” in the Statement of Additional Information.

Merger arbitrage is a highly specialized investment approach generally designed to profit from the successful completion of proposed mergers, takeovers, tender offers, leveraged buyouts, spin-offs, liquidations and other types of corporate reorganizations.  Although a variety of strategies may be employed depending upon the nature of the reorganizations selected for investment, the simplest form of merger-arbitrage activity involves purchasing the shares of an announced acquisition target at a discount to their expected value upon completion of the acquisition.  The size of this discount, known as the arbitrage “spread,” may represent the Fund’s potential profit on such an investment.  Because the Adviser typically seeks to profit from the “spread” described above upon the completion of a merger, takeover or other reorganization rather than the performance of the market overall or any one issuer, the Adviser believes the merger-arbitrage strategy is designed to provide performance that normally has relatively low correlation with the performance of stock markets.

The Fund may employ a variety of hedging strategies to protect against issuer-related risk or other risks, including selling short the securities of the company that proposes to acquire the acquisition target and/or the purchase and sale of put and call options.  The Fund may enter into derivative transactions and purchase or sell other instruments of any kind for hedging purposes, duration or volatility management purposes, or otherwise to gain, or reduce, long or short exposure to one or more asset classes or issuers.  For example, the Adviser may seek to hedge the Fund’s portfolio against a decline in the values of its portfolio securities or a decline in the market generally by purchasing put options.  A put option gives the Fund the right to sell, or “put,” a fixed number of shares of stock at a fixed price within a given time frame in exchange for the payment of a premium.  The values of put options generally increase as stock prices decrease. The Fund may sell (“write”) call options of any kind, including, for example, deep in-the-money call options and naked call options.  The Fund may sell call options for any purpose, including as part of a strategy to minimize the Fund’s trading costs and/or market impact.  A call option is a short-term contract entitling the purchaser, in return for a premium paid, the right to buy the underlying security at a specified price upon exercise of the option at any time prior to its expiration.  The Fund also may use derivative transactions with the purpose or effect of creating investment leverage.  The Fund’s investments in derivatives and other synthetic instruments that provide exposure comparable to, or form a part of, a merger-arbitrage related investment will be counted toward satisfaction of the Fund’s 80% policy described above.

The Fund also may borrow from banks, on a secured or unsecured basis at fixed or variable interest rates, to increase its portfolio holdings of securities.  When borrowing money, the Fund must follow specific guidelines under the 1940 Act, which allow the Fund to borrow an amount equal to as much as 33 1/3% of the value of its gross assets.

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In pursuing the Fund’s investment objective and strategies, the Fund may invest in U.S. and foreign securities without limit and may invest in companies of any market capitalization. The Fund engages in active trading and may invest a portion of its assets to seek short-term capital appreciation.

The Fund may invest in other investment companies, including exchange-traded funds (“ETFs”).  To the extent that the Fund invests in shares of another investment company or ETF, the Fund bears its proportionate share of the expenses of the underlying investment company or ETF and is subject to the risks of the underlying investment company’s or ETF’s investments. Those investments may be made for the purpose of gaining long or short market exposure or managing the Fund’s cash position.  The Fund may hold a significant portion of its assets in cash, money market investments, money market funds or other similar short-term investments for defensive purposes or to preserve the Fund’s ability to capitalize quickly on new market opportunities.  The Fund may also hold a significant amount of cash or short-term investments immediately after the closing of a number of transactions in which it has invested, such as at calendar quarter or year ends. During periods when the Fund is so invested, its investment returns may be lower than if it were not so invested, and the Fund may not achieve its investment objective.

Historically, the Fund’s investment results (represented by the performance of the Investor Class shares) have often exhibited low relative volatility.  Below is a table comparing the Fund’s beta to that of the Standard & Poor’s 500 Index over the one-year, three-year, five-year and ten-year periods ended December 31, 2015.  An investment’s beta is a statistical measure of volatility, whereby a fund’s sensitivity to movements in the Standard & Poor’s 500 Stock Index is expressed relative to the index’s beta of 1.0, with numbers higher than 1.0 indicating greater sensitivity and numbers lower than 1.0 indicating less sensitivity.

	1-year period ending 12/31/15	3-year period ending 12/31/15	5-year period ending 12/31/15	10-year period ending 12/31/15
The Merger Fund— Investor Class Shares	0.22	0.18	0.17	0.14
S&P 500 Index	1.00	1.00	1.00	1.00

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.  While some periods will be more conducive to a merger-arbitrage strategy than others, the Adviser believes a systematic, disciplined arbitrage program may produce attractive rates of return with relatively low volatility, even in flat or down markets.

In addition to the above strategies, the Fund’s Adviser may invest in other investments or utilize other strategies.  For example, the Fund may pursue other event-driven strategies, including investing in companies that may be (i) involved in significant litigation, (ii) subject to significant regulatory issues or changes, or (iii) exploring strategic alternatives, such as an initial public offering, capital structure restructuring, reorganization or a recapitalization. The success of those strategies will depend upon, among other things, the Adviser’s skill in evaluating the likelihood of the various potential outcomes and the market’s reaction to those outcomes.

In making merger-arbitrage investments for the Fund, the Adviser is guided by the following general considerations:

•	securities are purchased only after a reorganization is announced or when one or more publicly disclosed events point toward the possibility of some type of merger or other significant corporate event within a reasonable period of time;

•	before an initial position is established, a preliminary analysis is made of the expected transaction to determine the probability and timing of a successful completion;

•	in deciding whether or to what extent to invest, the Adviser evaluates, among other things, the credibility, strategic motivation and financial resources of the participants, and the liquidity of the securities involved in the transaction;

•	the risk-reward characteristics of each arbitrage position are assessed on an ongoing basis, and the Fund’s holdings may be adjusted at any time; and

•	the Adviser may invest the Fund’s assets in both negotiated, or “friendly,” reorganizations and non-negotiated, or “hostile,” takeover attempts, but in either case the Adviser’s primary considerations include the likelihood that the transaction will be successfully completed and its risk-adjusted profile.

The Adviser may sell securities at any time, including if the Adviser’s evaluation of the risk/reward ratio is no longer favorable. For example, the Fund’s portfolio managers may sell a Fund investment in order to take advantage of what they consider to be a better investment opportunity, when they believe the investment no longer represents a relatively attractive investment opportunity, or when they perceive deterioration in the credit fundamentals of the issuer.

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The Fund engages in active trading and may invest a portion of its assets in any asset class in which it is permitted to invest to seek short-term capital appreciation, which increases the portfolio turnover rate and causes increased brokerage commission costs. A high turnover rate exposes taxable shareholders to a higher current realization of capital gains, and thus a higher current tax liability, than may be associated with investments in other investment companies which emphasize long-term investment strategies and thus have a lower turnover rate.

The Fund may also invest in various types of corporate debt obligations, including defaulted securities and obligations of distressed issuers, as part of its merger-arbitrage strategy or for other investment purposes.

Any percentage limitation or other requirement as to investments will apply only at the time of an investment to which the limitation or requirement is applicable and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. Additionally, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered in determining whether any investment complies with the Fund’s limitation or requirement.

Depending upon the level of merger activity and in attempting to respond to adverse market, economic, political or other conditions, the Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies.  The Fund may temporarily invest a substantial portion of its assets in cash or cash equivalents, including money market instruments such as Treasury bills and other short-term obligations of the United States Government, its agencies or instrumentalities; negotiable bank certificates of deposit; prime commercial paper; and repurchase agreements with respect to the above securities.  As a result of taking such a temporary defensive position, the Fund may not achieve its investment objective.

WCM Alternatives: Event-Driven Fund

The Fund primarily employs investment strategies designed to capture price movements generated by specific events, including, but not limited to, securities of companies involved in mergers, acquisitions, asset sales or other divestitures, restructurings, refinancings, recapitalizations, reorganizations or other special situations (referred to as “event-driven opportunities”). Among the investment strategies the Adviser may use on behalf of the Fund are the following:

·  Merger-Arbitrage Strategy: The Fund may purchase the securities of companies that are involved in publicly announced mergers, takeovers and other corporate reorganizations, and use one or more arbitrage strategies in connection with the purchase.  Although a variety of strategies may be employed depending upon the nature of the reorganizations, the most common merger-arbitrage strategy involves purchasing the shares of an announced acquisition target at a discount to their expected value upon completion of the acquisition.  The size of this discount, known as the arbitrage “spread,” may determine the Fund’s potential profit on such an investment.  The Fund may employ a variety of hedging strategies to protect against issuer-related risk, including selling short the securities of the company that proposes to acquire the target company and/or the purchase and sale of put and call options.  The merger-arbitrage strategy is designed to provide positive performance if the Adviser successfully evaluates the outcome of the event-driven opportunity because the Adviser typically seeks to profit from the “spread” described above upon the completion of a merger, takeover or other reorganization rather than the performance of the market overall or any one issuer.

·   Special Situations Strategy: The Fund may invest in the securities of issuers based upon the expectation of the Adviser that the price of such securities may change in the short term due to a special situation, such as a stock buy-back, spinoffs and split-offs, credit rating upgrade, the outcome of litigation or other dispute, a positive earnings report, legislative or regulatory changes or other catalyst-driven event. The Fund may seek to profit from special situations by employing one or more arbitrage sub-strategies, including, but not limited to, capital structure arbitrage and convertible arbitrage, or the Fund may seek to use such strategies independently.

·   Capital Structure Arbitrage: Capital structure arbitrage is an investment strategy that seeks to profit from relative pricing discrepancies between related securities, such as securities of different classes issued by the same issuer.  For example, when the Adviser believes that unsecured securities are overvalued in relation to senior secured securities of the same issuer, the Fund may purchase senior secured securities of the issuer and take a short position in the unsecured securities of the same issuer. In this example, the trade may be profitable if credit quality spreads widen or if the issuer goes bankrupt and the recovery rate for the senior debt is higher than the expectations implicit in the prices of the securities at the time the Fund established its positions. Another example might involve the Fund purchasing one class of common stock while selling short a different class of common stock of the same issuer.

·   Convertible Arbitrage: Convertible arbitrage is a strategy that seeks to profit from mispricings between an issuer’s convertible securities and the underlying equity securities. A common convertible arbitrage approach matches a long position in a convertible security with a short position in the underlying common stock when an investor believes the convertible security is undervalued relative to the value of the underlying equity security. In such a case, the investor may seek to sell short shares of the underlying common stock in order to hedge exposure to the issuer of the equity securities.  Convertible arbitrage positions may be designed to earn income from coupon or dividend payments on the investment in the convertible securities.
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The Fund may also invest in other special situations, such as initial public offerings, in privately-placed securities of issuers, including those the Adviser expects to undertake an initial public offering, and other related liquidity events for current shareholders of an issuer.  The Fund may also invest in issuers to capture special dividends or other distributions.

·   Distressed/Restructuring: The Fund may invest in securities, including debt securities, of financially distressed companies and companies undergoing or expected to undergo bankruptcy or other insolvency proceedings.  The Fund may invest in corporate bonds, privately held loans and other securities or obligations of companies that are highly leveraged, are experiencing financial difficulties or have filed for bankruptcy. The Fund may profit from its investments in such issuers if the issuer undergoes a successful restructuring or recapitalization, undertakes asset sales or participates in spin-off transactions.  The Fund may also purchase securities in anticipation of a company’s recovery or turnaround or the liquidation of all or some of the company’s assets.

·   Option Income Strategies: The Fund may sell, or “write,” call options on its portfolio securities.  The Fund may also write call options on one or more baskets of stocks, such as the S&P 500 Index or an industry sub-group of the S&P 500 Index. The options written by the Fund are considered “covered” if the Fund owns the stocks or baskets of stocks against which the options are written.  The Adviser may determine to purchase shares and sell call options on those shares at approximately the same time, although the sale of options on the Fund’s portfolio securities may occur at any time or not at all.  The Adviser may utilize the option writing strategy at any time, including in a relatively flat or declining market environment, to earn premium income. The Fund may sell call options on substantially all of its portfolio securities.

The Fund may utilize other options strategies, such as writing options on securities it does not currently own (known as “uncovered” options), buying or selling options when the Adviser believes they may be mispriced or may provide attractive opportunities to earn income, or engaging in risk-reversal transactions.  In a risk-reversal transaction, the Adviser may buy put options and sell call options against a long stock position.

Additional Event-Driven Strategies.  In addition to the above strategies, the Fund’s Adviser may invest in other investments or utilize other strategies.  For example, the Fund may pursue other event-driven strategies, including investing in companies that may be subject to significant regulatory issues or changes or may be exploring strategic alternatives. The success of those strategies will depend upon, among other things, the Adviser’s skill in evaluating the likelihood of the various potential outcomes and the market’s reaction to those outcomes.

*    *    *    *    *

In implementing the Fund’s investment strategies, the Fund may invest in a wide variety of investments, such as equity securities of any kind, debt securities of any kind, including those that pay a fixed or floating rate of interest, warrants, convertible securities, master limited partnerships, derivative instruments of any kind, including options, futures, currency forwards and swaps.  Derivative instruments may be used for hedging purposes, as a substitute for investments in the underlying securities, to increase or decrease exposure (leverage), or for the purpose of generating income.  The Fund may also engage in forward commitments and reverse repurchase agreements. In pursuing the Fund’s investment objective and strategies, the Fund may invest in U.S. and foreign securities without limit.

The Fund may purchase fixed and floating rate income investments of any credit quality or maturity, including corporate bonds, bank debt and preferred securities.  The Fund may invest in non-investment-grade debt securities (those rated BB+ or lower by S&P, or comparably rated by another NRSRO), unrated investments of comparable quality, commonly referred to as “high yield” or “junk” bonds. These securities are speculative investments that carry greater risks and are more susceptible to real or perceived adverse economic and competitive industry conditions than higher quality investments. This strategy may be utilized by the Adviser to generate income, to diversify the Fund’s investments or for other investing purposes.

The Fund may enter into derivative transactions and purchase or sell other instruments of any kind for hedging purposes, duration or volatility management purposes, or otherwise to gain, or reduce, long or short exposure to one or more asset classes or issuers.  For example, the Fund may write call options on its portfolio securities or a market index that is representative of its portfolio with the expectation of generating additional income.  The Adviser may seek to hedge the Fund’s portfolio against a decline in the values of its portfolio securities or a decline in the market generally by purchasing put options.  A put option gives the Fund the right to sell, or “put,” a fixed number of shares of stock at a fixed price within a given time frame in exchange for the payment of a premium.  The values of put options generally increase as stock prices decrease. The Fund also may use derivative transactions with the purpose or effect of creating investment leverage.

The Fund may invest in derivative instruments in any manner consistent with its investment strategies, including, for example, in the following situations: (i) the Fund may invest in futures contracts, options on futures contracts, or swap transactions as a substitute for a cash investment in an equity security, (ii) the Fund may invest in interest rate swaps, total return swaps, or futures contracts where the Adviser believes doing so is the most cost-efficient or liquid way to gain the desired investment exposure, (iii) the Fund may invest in options contracts, forward currency contracts, futures contracts and interest rate swaps to adjust the Fund’s investment or risk exposure, and (iv) the Fund may invest in futures transactions, option contracts and swap contracts, such as total return swaps and credit default swaps, to gain investment exposure beyond that which could be achieved by making only cash investments.

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The Fund may invest in other investment companies, including ETFs.  Those investments may be made for the purpose of, among other things, gaining or hedging market exposure, hedging exposure to a particular industry, sector or component of an event-driven opportunity, or managing the Fund’s cash position.  In addition, the Fund may invest in ETFs and other investment companies as part of an event-driven opportunity if such an investment is otherwise consistent with the Fund’s principal investment strategies.  For example, the Fund may take a position in a narrowly-based sector ETF as part of an investment thesis relating to how a regulatory event may affect companies operating in a particular sector or industry.

The Fund may hold a significant portion of its assets in cash, money market investments, money market funds or other similar short-term investments for defensive purposes or to preserve the Fund’s ability to capitalize quickly on new market opportunities. The Fund may hold a significant amount of cash or short-term investments immediately after the closing of a number of transactions in which it has invested, such as at calendar quarter or year ends.  During periods when the Fund is so invested, its investment returns may be lower than if it were not so invested and the Fund may not achieve its investment objective.

The Fund may also invest in special purpose acquisition companies, a form of investment company typically formed for the purpose of acquiring an operating business.

In making investments for the Fund, the Adviser is guided by the following general considerations:

•	before an initial position in an event-driven opportunity is established, a preliminary analysis is made of the expected event to determine the probability and timing of the event;

•	in deciding whether or to what extent to invest, the Adviser evaluates, among other things, the credibility, strategic motivation and financial resources of the relevant participants, and the liquidity of the securities involved in the transaction; and

•	the risk-reward characteristics of each event-driven opportunity are assessed on an ongoing basis.

The Fund’s holdings may be adjusted at any time.  The Adviser may sell securities at any time, including if the Adviser’s evaluation of the risk/reward ratio is no longer favorable, in order to take advantage of what the Adviser considers to be a better investment opportunity, when the Adviser believes the investment no longer represents a relatively attractive investment opportunity, or when the Adviser perceives deterioration in the credit fundamentals of the issuer.

Any percentage limitation and requirement as to investments will apply only at the time of an investment to which the limitation or requirement is applicable and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. Additionally, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered in determining whether any investment complies with the Fund’s limitation or requirement.

The Fund is non-diversified, which means that it can invest a greater percentage of its assets in any one issuer or a smaller number of issuers than a diversified fund.  The Fund normally expects to engage in active and frequent trading and expects to have a high rate of portfolio turnover.

The Fund’s investment objective may be changed without prior notice to shareholders.

PRINCIPAL RISKS

Each Fund’s investment program involves investment techniques and securities holdings which entail risks, in some cases different from the risks ordinarily associated with investments in equity securities.

A Fund is not intended to provide a balanced investment program.  A Fund is intended to be an investment vehicle only for that portion of an investor’s capital which can appropriately be exposed to risk.  Each investor should evaluate an investment in a Fund in terms of the investor’s own investment goals.

It is possible to lose money on an investment in the Funds. Your investment in a Fund may be subject (in varying degrees) to the following risks discussed below. Each Fund may be more susceptible to some of the risks than others. Among the principal risks of investing in the Funds, which could adversely affect their NAV, yield and total return, are the following:

Principal Risk	The Merger Fund	WCM Alternatives: Event-Driven Fund
Debt Securities Risk	●	●
Derivatives Risk	●	●
Distressed Securities Risk		●
Foreign Investing Risk	●	●
Hedging Transactions Risk	●	●

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Legal and Regulatory Risk	●	●
Leveraging Risk	●	●
Limited Operating History Risk		●
Liquidity Risk		●
Lower-Rated Securities Risk		●
Management Risk	●	●
Merger-Arbitrage and Event-Driven Risk	●	●
Non-Diversification Risk		●
Options Risk	●	●
Portfolio Turnover Risk	●	●
Short Selling Risk	●	●
Small and Medium Capitalization Risk		●
Market Risk	●	●
Other Risks	●	●

Debt Securities Risk

Debt securities may fluctuate in value and experience periods of reduced liquidity due to, among other things, changes in interest rates, governmental intervention, general economic conditions, industry fundamentals, market sentiment and the financial condition of the issuer, including the issuer’s credit rating or financial performance.  During those periods, a Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when it would otherwise not do so, and at unfavorable prices.  Debt securities may be difficult to value during such periods.

Debt securities are subject to interest rate risk, which is the risk that when interest rates rise, the values of fixed income debt securities tend to decline.  Debt securities have varying levels of sensitivity to changes in interest rates, and the values of securities with longer durations tend to be more sensitive to changes in interest rates.  For example, if interest rates rise by one percentage point, the share price of a fund representing a portfolio of debt securities with an average duration of five years would be expected to decline by about 5%.  Debt securities are subject to the risk that if interest rates decline, issuers of debt securities may exercise redemption or call provisions. This may force the Fund to reinvest redemption or call proceeds in securities with lower yields, which may reduce Fund performance.

Debt securities are also subject to credit risk, which is the risk that the issuer of an instrument may default on interest and/or principal payments due to the Fund.  An increase in credit risk or a default will cause the value of the Fund’s fixed and floating rate income securities to decline.  Securities rated below-investment-grade (and unrated securities of comparable credit quality), commonly referred to as “high-yield” or “junk” bonds, have speculative characteristics and generally have more credit risk than higher-rated securities.  Lower rated issuers are more likely to default and their securities could become worthless.  These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of junk bonds generally, and less secondary market liquidity. This potential lack of liquidity may make it more difficult for a Fund to accurately value these securities. The companies that issue these securities often are highly leveraged, and their ability to service their debt obligations during an economic downturn or periods of rising interest rates may be impaired.  In addition, these companies may not have access to more traditional methods of financing, and may be unable to repay debt at maturity by refinancing.  In addition, investments in defaulted securities and obligations of distressed issuers, such as issuers undergoing or expected to undergo bankruptcy, may be illiquid and are considered highly speculative.  Defaulted securities may also cause a Fund to incur expenses in seeking recovery of principal or interest on its portfolio holdings.

The market value of convertible debt securities will also be affected by changes in the price of the underlying equity securities.  The market values of debt securities issued by companies involved in pending corporate mergers, takeovers or other corporate events, or debt securities that will be repaid in connection with a merger, takeover or other corporate event, may be determined in large part by the status of the transaction and its eventual outcome, especially if the debt securities are subject to change of control provisions that entitle the holder to be paid par value or some other specified dollar amount upon completion of a transaction or other event.

In recent periods, governmental financial regulators, including the U.S. Federal Reserve, have taken steps to maintain historically low interest rates by purchasing bonds.  The ending of those programs, and withdrawal of other measures of government support, along with any increase to base interest rates, could result in the effects described above or otherwise adversely affect the value of a Fund’s investments, and could have a material adverse effect on prices for debt securities and the management of a Fund.

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Derivatives Risk

Derivatives typically have a return tied to a formula based upon an interest rate, index, price of a security, currency exchange rate or other reference asset.  Derivatives may also be embedded in securities such as convertibles, which typically include a call option on the issuer’s common stock.  Derivatives, such as options, swaps, futures and forward contracts, may not produce the desired investment results because, for example, they are not perfect substitutes for the underlying securities, indices or currencies from which they are derived.  Derivatives also may create leverage which will amplify the effect of their performance on a Fund and may produce significant losses. When the Adviser uses derivatives, an investment in a Fund may be more volatile than it would otherwise be.

Derivatives involve special risks, including: (1) the risk that interest rates, securities prices and currency markets will not move in the direction that a portfolio manager anticipates; (2) imperfect correlation between the price of derivative instruments and movements in the prices of the securities, interest rates or currencies being hedged; (3) the fact that skills needed to use these strategies are different than those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; (5) the risk that adverse price movements in an instrument can result in a loss substantially greater than a Fund’s initial investment in that instrument (in some cases, the potential loss is unlimited); (6) particularly in the case of privately-negotiated instruments, the risk that the counterparty will not perform its obligations, or that penalties could be incurred for positions held less than the required minimum holding period; and (7) the inability to close out certain positions to avoid losses, exposing a Fund to greater potential risk of loss.  In addition, the use of derivatives for non-hedging purposes is considered a speculative practice and may present an even greater risk of loss than when used for hedging purposes.  There is the possibility that derivative strategies will not be used or that ineffective implementation of derivative strategies or unusual market conditions could result in significant losses to a Fund.Distressed Securities Risk

Distressed securities risk refers to the uncertainty of repayment of defaulted securities and obligations of distressed issuers. Because the issuer of such securities is likely to be in a distressed financial condition, repayment of distressed or defaulted securities (including insolvent issuers or issuers in payment or covenant default, in workout or restructuring or in bankruptcy or insolvency proceedings) is subject to significant uncertainties. Insolvency laws and practices in foreign jurisdictions are different than those in the U.S. and the effect of these laws and practices may be less favorable and predictable than in the U.S. Investments in defaulted securities and obligations of distressed issuers are considered highly speculative.

Foreign Investing Risk

Investing in foreign companies or ETFs which invest in foreign companies, may involve more risks than investing in U.S. companies and such investments may entail political, cultural, regulatory, legal and tax risks different from those associated with comparable transactions in the United States.  These risks can increase the potential for losses in a Fund and may include, among others, currency devaluations, currency risks (fluctuations in currency exchange rates), country risks (political, diplomatic, regional conflicts, terrorism, war, social and economic instability and policies that have the effect of limiting or restricting foreign investment or the movement of assets) as well as different trading and settlement practices, less government supervision, less publicly available information, limited trading markets and greater volatility than comparable investments in U.S. companies. Additionally, investments in securities denominated in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar.  A decline in the values of foreign currencies relative to the U.S. dollar will reduce the values of securities held by a Fund and denominated in those currencies.  Foreign investments may be subject to foreign withholding or other taxes.

The foregoing risks may apply to a greater extent to investments in emerging market countries. The securities markets of emerging market countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the United States and developed countries.

Hedging Transactions Risk

The success of a Fund’s hedging strategy, if used, will be subject to the Adviser’s ability to assess correctly the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged. Since the characteristics of many securities change as markets change or time passes, the success of a Fund’s hedging strategy will also be subject to the Adviser’s ability to continually recalculate, readjust, and execute hedges in an efficient and timely manner. If the Adviser’s assessments or calculations prove inaccurate, a Fund’s hedging strategy may prove ineffective and the Fund may incur greater losses than it otherwise would have incurred had the Fund not employed the hedging strategies.

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Hedging against a decline in the value of a portfolio position does not eliminate fluctuations in the values of those portfolio positions or prevent losses if the values of those positions decline. Rather, hedging typically establishes other positions designed to gain from those same declines, thus seeking to moderate the decline in the portfolio position’s value. For a variety of reasons, the Adviser may not establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Such imperfect correlation may prevent a Fund from achieving the intended hedge or expose the Fund to risk of loss.  In addition, it is not possible to hedge fully or perfectly against any risk, and hedging entails its own costs. The Adviser may determine, in its sole discretion, not to hedge against certain risks and certain risks may exist that cannot be hedged.  Furthermore, the Adviser may not anticipate a particular risk so as to hedge against it effectively.  Hedging transactions also limit the opportunity for gain if the value of a hedged portfolio position should increase.

Hedging activities involve additional expenses and the risk of loss when a hedge is unwound, especially in the case of reorganizations that are terminated.  There is no assurance that any such hedging techniques will employed by the Adviser on behalf of a Fund or that any of those employed will be successful.

Legal and Regulatory Risk

Legal, tax and regulatory changes could occur and may adversely affect a Fund, its investments, and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New (or revised) laws or regulations may be imposed by the U.S. Commodity Futures Trading Commission (“CFTC”), the Securities and Exchange Commission (“SEC”), the Internal Revenue Service (“IRS”), the U.S. Federal Reserve or other governmental regulatory authorities or self-regulatory organizations that could adversely affect a Fund or a Fund’s investments, including, for example, by preventing the completion of a proposed merger or eliminating some or all of the benefits of a proposed merger. A Fund also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by governmental regulatory authorities or self-regulatory organizations.  Governments may take action specifically designed to prevent or limit mergers or reorganizations for, among other reasons, to seek to preserve domestic jobs, tax revenue or important industries, which may adversely affect the Fund’s investments.

Regulators around the globe have increasingly taken measures to seek to increase the stability of the financial markets, including by proposing rules that may curtail the Fund’s ability to use derivative and other instruments and that may require the Fund to change how it has been managed historically.  The Adviser continues to evaluate these measures, and there can be no assurance that they will not adversely affect the Fund and its performance.  In addition, the securities and futures markets are subject to comprehensive statutes, regulations and margin requirements. The CFTC, the SEC, the Federal Deposit Insurance Corporation, other regulators and self-regulatory organizations and exchanges are authorized under these statutes, regulations and otherwise to take extraordinary actions in the event of market emergencies.

The CFTC and certain futures exchanges have established limits, referred to as “position limits,” on the maximum net long or net short positions which any person may hold or control in particular options and futures contracts; those position limits may apply to certain other derivatives positions a Fund may wish to take. All positions owned or controlled by the same person or entity, even if in different accounts, may be aggregated for purposes of determining whether the applicable position limits have been exceeded. Thus, even if a Fund does not intend to exceed applicable position limits, it is possible that different clients managed by the Adviser and its affiliates may be aggregated for this purpose. Therefore it is possible that the trading decisions of the Adviser may have to be modified and that positions held by a Fund may have to be liquidated in order to avoid exceeding such limits. The modification of investment decisions or the elimination of open positions, if it occurs, may adversely affect the performance of a Fund.

The SEC has in the past adopted interim rules requiring reporting of all short positions above a certain de minimis threshold and may adopt rules requiring monthly public disclosure in the future. In addition, other non-U.S. jurisdictions where a Fund may trade have adopted reporting requirements. If a Fund’s short positions or its strategy become generally known, it could have a significant effect on the Adviser’s ability to implement its investment strategy. In particular, it would make it more likely that other investors could cause a short squeeze in the securities held short by a Fund forcing the Fund to cover its positions at a loss. In addition, if other investors engage in copycat behavior by taking positions in the same issuers as a Fund, the cost of borrowing securities to sell short could increase drastically and the availability of such securities to the Fund could decrease drastically. Such events could make a Fund unable to execute its investment strategy. In addition, if the SEC were to adopt restrictions regarding short sales, they could restrict the Funds’ ability to engage in short sales in certain circumstances, and a Fund may be unable to execute its investment strategies as a result.

The SEC and regulatory authorities in other jurisdictions may adopt (and in certain cases, have adopted) bans on short sales of certain securities in response to market events. Bans on short selling may make it impossible for the Funds to execute certain investment strategies and may have a material adverse effect on the Funds’ ability to generate returns.

Investing in companies involved in significant mergers, restructurings and other similar transactions or corporate events tends to involve increased litigation risk. This risk may be greater in the event a Fund takes a large position or is prominently involved on a bankruptcy or creditors’ committee. The expense of asserting claims (or defending claims) and recovering any amounts pursuant to settlements or judgments may be borne by a Fund. Further, ownership of companies over certain threshold levels involves additional filing requirements and substantive regulation on such owners, and if a Fund fails to comply with all of these requirements, the Fund may be forced to disgorge profits, pay fines or otherwise bear losses or other costs from such failure to comply.  Public disclosure of a Fund’s positions could have a significant effect on the Adviser’s ability to implement its investment strategies for the Fund.  For example, if other investors engage in copycat behavior by taking positions in the same issuers as a Fund, the cost of such securities to the Fund could increase drastically.  Additionally, to the extent that such purchases are opposed by management of the target company or others, a Fund may be subject to litigation.  Such events could increase a Fund’s costs significantly, reduce the Fund’s returns, and prevent the Fund from executing its investment strategy.

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Leveraging Risk

A Fund’s investments in futures contracts, forward contracts, swaps and other derivative instruments may provide the economic effect of financial leverage by creating additional investment exposure, as well as the potential for greater loss.  If a Fund employs leverage through activities such as borrowing money to purchase securities, engaging in reverse repurchase agreements, lending portfolio securities and investing in derivative instruments, the value of the Fund’s shares could be expected to be more volatile. The interest, financing or other costs which the Fund must pay on borrowed money or other forms of leverage, together with any additional fees or requirements, are additional costs which will reduce the Fund’s returns. Unless profits and income on securities acquired with leverage exceed the costs of the leverage, the use of leverage will diminish the investment performance of a Fund compared with what it would have been without leverage, and the use of leverage will cause any losses the Fund incurs to be greater than they otherwise would have been had the Fund not employed leverage.

Limited Operating History Risk

WCM Alternatives: Event-Driven Fund was formed on January 2, 2014 and has a limited operating history for investors to evaluate. The Fund may not attract sufficient assets to achieve or maximize investment and operational efficiencies and remain viable. If the Fund fails to achieve sufficient scale, it may be liquidated.

Liquidity Risk

The markets for high-yield, convertible and certain lightly-traded equity securities (particularly small cap issues) are often not as liquid as markets for higher-rated securities or large cap equity securities.  For example, relatively few market makers may participate in the secondary markets for high-yield debt securities, and the trading volume for high-yield debt securities is generally lower than that for higher-rated securities.  Accordingly, these secondary markets (generally or for a particular security) could contract under real or perceived adverse market or economic conditions.  These factors may have an adverse effect on a Fund’s ability to dispose of particular portfolio investments and may limit the ability of the Fund to obtain accurate market quotations for purposes of valuing securities and calculating NAV.  Less liquid secondary markets also may affect a Fund’s ability to sell securities at their fair value. A Fund may invest in illiquid securities, which are more difficult to value and may be difficult to sell.  If the secondary markets for lightly-traded securities contract due to adverse economic conditions or for other reasons, certain liquid securities in a Fund’s portfolio may become illiquid, and the proportion of the Fund’s assets invested in illiquid securities may increase.

Smaller, unseasoned companies (those with less than a three-year operating history) and recently-formed public companies may not have established products, experienced management, or an earnings history.  As a result, their stocks may lack liquidity. Investments in foreign securities may lack liquidity due to heightened exposure to potentially adverse local, political, and economic developments such as war, political instability, hyperinflation, currency devaluations, and overdependence on particular industries.  In addition, government interference in markets such as nationalization and exchange controls, expropriation of assets, or imposition of punitive taxes may result in a lack of liquidity.  Possible problems arising from accounting, disclosure, settlement, and regulatory practices or changes and legal rights that differ from U.S. standards might reduce liquidity.  The chance that fluctuations in foreign exchange rates will decrease the investment’s value (favorable changes can increase its value) will also impact liquidity. These risks are heightened for investments in developing countries.

Lower-Rated Securities Risk

Securities rated below investment-grade, sometimes called “high-yield” or “junk” bonds, have speculative characteristics and generally have more than higher-rated securities. Companies issuing high-yield fixed-income securities are not as strong financially as those issuing securities with higher credit ratings.  These companies are more likely to encounter financial difficulties and are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, which could affect their ability to make interest and principal payments.  If an issuer stops making interest and/or principal payments, payments on the securities may never resume.  These securities may be worthless and WCM Alternatives: Event-Driven Fund could lose its entire investment.

Management Risk

Each Fund is subject to management risk because it is an actively managed investment portfolio.  The Adviser’s judgments about the attractiveness and potential appreciation of a security, whether selected under a “value” or “growth” or other investment style, may prove to be inaccurate and may not produce the desired results.  The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Funds, but there is no guarantee that its decisions will produce the intended result or that its evaluation of the likelihood that a specific merger or reorganization will be completed as expected will prove correct.

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Market Risk

Investment markets can be volatile.  Various market risks can affect the price or liquidity of an issuer’s securities in which a Fund may invest.  The prices of investments can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions.  No hedging or other instrument exists that would allow the Fund to eliminate all of the Fund’s exposure to market volatility.  During periods of significant market stress or volatility, the performance of the Fund may correlate to a greater extent with the overall equity markets than it has during periods of less stress and volatility.  There can be no assurance that the Fund’s performance will not correlate closely with that of the equity markets during certain periods.  A Fund’s investments may decline in value if markets perform poorly.  There is also a risk that a Fund’s investments may underperform either the securities markets generally or particular segments of the securities markets.

The liquidity in a market for a particular security will affect its value and may be affected by factors relating to the issuer, as well as the depth of the market for that security. Other market risks that can affect value include a market’s current attitudes about types of securities, market reactions to political, social, economic or other events, including litigation, and tax and regulatory changes or other developments (including lack of adequate regulations for a market or particular type of instrument).Merger-Arbitrage and Event-Driven Risk

A principal risk associated with merger-arbitrage and event-driven investing is that the Adviser’s evaluation of the outcome of a proposed event, whether it be a merger, reorganization, regulatory issue or other event, will prove incorrect and that a Fund’s return on the investment will be negative. Even if the Adviser’s judgment regarding the likelihood of a specific outcome proves correct, the expected event may be delayed or completed on terms other than those originally proposed, which may cause a Fund to lose money or fail to achieve a desired rate of return.

The success of a Fund’s merger-arbitrage strategy also depends on the overall volume of merger activity, which has historically been cyclical in nature. During periods when merger activity is low, it may be difficult or impossible to identify opportunities for profit or to identify a sufficient number of such opportunities to provide diversification among potential merger transactions.  If the Adviser determines that a proposed acquisition or other corporate reorganization is likely to be consummated, a Fund may purchase the target company’s securities at prices often only slightly below the value expected to be paid or exchanged for such securities upon completion of the reorganization (and often substantially above the prices at which such securities traded immediately prior to the announcement of the proposed transaction).  If the reorganization appears unlikely to be consummated or in fact is not consummated or is delayed, the market price of the target’s securities may decline sharply. Similarly, if a Fund has sold short the acquirer’s securities in anticipation of covering the short position by delivery of identical securities received in the exchange, the failure of the transaction to be consummated may force a Fund to cover its short position in the open market at a price higher than that at which it sold short, with a resulting loss. In addition, if a Fund purchases the target’s securities at prices above the offer price because the Adviser determines that the offer is likely to be increased or a different and higher offer made, such purchases may be subject to a greater degree of risk.

If, in a transaction in which a Fund has sold the target’s securities short (often at prices significantly below the announced offer price for such securities) based on a determination that the transaction is unlikely to be consummated, and the transaction, in fact, is consummated at the announced price or higher, a Fund may suffer substantial losses if it is forced to cover the short position in the open market at a higher price. In addition, there can be no assurance that securities necessary to cover a short position will be available for purchase or that securities will be available to be borrowed at reasonable costs.

A Fund may invest in hostile tender offers, proposed leveraged buyouts and other similar situations.  Those types of transactions have a greater risk that the proposed transaction will not be completed successfully and, consequently, a greater risk of loss.  A failed transaction or reorganization may occur for a number of reasons, including failure to get shareholder approval, governmental action or intervention, or failure to get regulatory approval.  A Fund may incur significant losses unwinding its merger-arbitrage and event-driven positions in the event that a proposed merger or other corporate event does not occur as expected by the Adviser or the Adviser determines the position no longer represents an attractive investment opportunity.

The Funds’ principal investment strategies are not specifically designed to benefit from general appreciation in the equity markets or general improvement in the economic conditions in the global economy.  Indeed, the Adviser may seek to limit a Fund’s investment exposure to the markets generally. Accordingly, the Funds have historically underperformed the broad equity markets under certain market conditions, such as some periods when there has been rapid appreciation in the equity markets, and may continue to do so in the future.

Non-Diversification Risk

A fund that is a non-diversified investment company means that more of the fund’s assets may be invested in the securities of a single issuer or a smaller number of issuers than a diversified investment company.  This may make the value of the fund’s shares more volatile and susceptible to certain risks than shares of a diversified investment company.  As a non-diversified fund, WCM Alternatives: Event-Driven Fund has a greater potential to realize losses upon the occurrence of adverse events affecting a particular issuer.

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Options Risk

A Fund may engage in a variety of options transactions. When a fund purchases options, it risks the loss of the cash paid for the options if the options expire unexercised.  When a Fund sells covered call options, it foregoes the opportunity to benefit from an increase in the value of the underlying stock above the exercise price, but it continues to bear the risk of a decline in the value of the underlying stock.  A Fund receives a premium for selling a call option but the price the Fund realizes from the sale of the stock upon exercise of the option could be substantially below the prevailing market price of the stock.  The purchaser of the covered call option may exercise the call at any time during the option period (the time between when the call is sold and when it expires).  When a call option which a Fund has written is exercised, the Fund must deliver the security upon which the call is written.  This means that a Fund would be forced to deliver a security out of its portfolio and replace it, or purchase the same security on the open market for delivery. Under either scenario, the Fund would face increased transaction costs because of its need to purchase securities, either for delivery to the party exercising the call option or to replace a security delivered to the other party out of its portfolio.  If the value of the stock underlying the call option is below the exercise price, the call is not likely to be exercised, and a Fund could have an unrealized loss on the stock, offset by the amount of the premium received by the Fund when it sold the option.

There is no assurance that a liquid market will be available at all times for a Fund to sell call options or to enter into closing purchase transactions. In addition, the premiums a Fund receives for selling call options may decrease as a result of a number of factors, including changes in interest rates generally, a decline in stock market volumes or a decrease in the price volatility of the underlying securities.  The Funds incur transaction expenses when selling call options.

 A Fund may write call options that are “in the money,” meaning calls whose exercise price is less than the market price of the underlying stock or basket of stocks when the options are written or “at the money,” meaning calls whose exercise price is equal to the market price of the underlying stock or basket of stocks when the options are written.  Call options that are written “in the money” or “at the money” are more likely to be exercised by the counterparty than other options and effectively eliminate a Fund’s ability to benefit from appreciation in the market value of the securities on which the options are written during the period of the option.

A Fund may generate a high level of premiums from writing call options.  For shareholders who hold Fund shares in a taxable account, these premiums are generally treated as short-term capital gains to a Fund for federal income tax purposes, taxable to shareholders as ordinary income when distributed to them.  Transactions involving the disposition of a Fund’s underlying securities (whether pursuant to the exercise of a call option or otherwise) give rise to capital gains or losses.  Because a Fund has no control over the exercise of the call options, shareholder redemptions, or corporate events affecting its equity securities investments (such as mergers or reorganizations), it may be forced to realize capital gains or losses at inopportune times.

Portfolio Turnover Risk

The frequency of a Fund’s transactions will vary from year to year, though merger-arbitrage portfolios typically have higher turnover rates than portfolios of typical long-only funds.  Increased portfolio turnover will result in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in increased distributions of taxable capital gains to Fund shareholders, including short-term capital gains taxable to shareholders at ordinary income rates, when Fund shares are held in a taxable account. Higher costs associated with increased portfolio turnover reduce a Fund’s performance. The Funds normally expect to engage in active and frequent trading and expects to have a high rate of portfolio turnover.

Short Selling Risk

Generally, to the extent the price of a security sold short increases between the time of the short sale and the time a Fund covers its short position, the Fund will incur a loss. The amount of a potential loss on an uncovered short sale transaction is theoretically unlimited. Also, a Fund is required to deposit collateral in connection with such short sales and has to pay a fee to borrow particular securities and will often be obligated to pay to the lender of the security amounts equal to any dividends and accrued interest on the borrowed securities during the period of the short sale.  These aspects of short selling increase the costs to a Fund and will reduce its rate of return.  Additionally, the successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

Small and Medium Capitalization Risk

A Fund’s investments in smaller and medium-sized companies carry more risks than investments in larger companies. Companies with small and medium size market capitalization often have narrower markets, fewer products or services to offer and more limited managerial and financial resources than do larger, more established companies.  Investing in lesser-known, small and medium capitalization companies involves greater risk of volatility of a Fund’s net asset value than is customarily associated with larger, more established companies.  Often smaller and medium capitalization companies and the industries in which they are focused are still evolving and, while this may offer better growth potential than larger, more established companies, it also may make them more sensitive to changing market conditions.  Small cap companies may have returns that can vary, occasionally significantly, from the market in general.

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Other Risks

Certain portfolio management techniques, such as, among other things, using reverse repurchase agreements or dollar rolls, purchasing securities on a when-issued or delayed delivery basis, entering into swap agreements, futures contracts or other derivative transactions, or engaging in short sales, may be considered senior securities unless steps are taken to segregate a Fund’s assets or otherwise cover its obligations. To avoid having these instruments considered senior securities, the Funds intend to segregate liquid assets with a value equal (on a daily mark-to-market basis) to their obligations under these types of transactions, enter into offsetting transactions or otherwise cover such transactions. The Funds may be unable to use such segregated assets for certain other purposes, which could result in a Fund earning a lower return on its portfolio than it might otherwise earn if it did not segregate those assets to cover such positions.  To the extent a Fund’s assets are segregated or committed as cover, it could limit the Fund’s investment flexibility. Segregating assets and covering positions will not limit or offset losses.

PORTFOLIO HOLDINGS

A description of the Funds’ policies and procedures with respect to the disclosure of their portfolio securities is available in the Statement of Additional Information (“SAI”).  Currently, disclosure of the Funds’ portfolio holdings is required by law to be made quarterly within 60 days of the end of each fiscal quarter in the annual report and semi-annual report to shareholders and in the Funds’ quarterly holdings report on Form N-Q.  The SAI and Form N-Q may be accessed, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov.

INVESTMENT ADVISER

Westchester Capital Management, LLC (the “Adviser”), 100 Summit Lake Drive, Valhalla, New York 10595, a registered investment adviser since 2010, has been The Merger Fund’s investment adviser since 2011 and WCM Alternatives: Event-Driven Fund’s investment adviser since the Fund commenced operations in January 2014.  Prior to 2011, The Merger Fund was managed by the Adviser’s predecessor, Westchester Capital Management, Inc.

The Adviser and its affiliate had approximately $5.4 billion in assets under management as of December 31, 2015.  The Adviser and its affiliate manage merger-arbitrage programs and other investment strategies similar to the Funds’ investment strategies for other institutional investors, including other registered open-end investment companies and other investment pools.  Subject to the oversight of the Funds’ Boards of Trustees (the “Board”), the Adviser is responsible for the overall management of the Funds’ securities portfolios.

Each Fund and the Adviser have entered into an investment advisory agreement (each, an “Advisory Agreement”), under the terms of which each Fund has employed the Adviser to manage the investment of the assets of the Fund, to place orders for the purchase and sale of its portfolio securities, and to be responsible for overall management of the Fund’s securities portfolio, subject to the oversight of the Board. Under the Advisory Agreements, each Fund pays to the Adviser as compensation for the services rendered, facilities furnished, and expenses paid by it, a fee at the following annual rate:

Fund	Annual Management Fee (as a Percentage of the Fund’s Average Daily Net Asset Value)
The Merger Fund	1.00%
WCM Alternatives: Event-Driven Fund	1.25%

For The Merger Fund, the Adviser has contractually agreed to reduce its advisory fee so that the advisory fee will be:  (i) 1.0% on an annualized basis of the average daily net assets of the Fund on net assets below $1.5 billion; (ii) 0.9% on an annualized basis of the average daily net assets of the Fund on net assets between $1.5 billion and $2.0 billion; (iii) 0.8% on an annualized basis of the average daily net assets of the Fund on net assets between $2.0 billion and $5.0 billion; and (iv) 0.75% on an annualized basis of the average daily net assets of the Fund on net assets over $5.0 billion.  The Fund paid the Adviser an advisory fee of 0.87% of the Fund’s average daily net assets for the most recent fiscal year (after giving effect to the fee waiver by the Adviser).  This fee waiver arrangement is expected to apply until April 30, 2017, except that it may be terminated at any time by the Fund’s Board of Trustees.

For WCM Alternatives: Event-Driven Fund, the Adviser has contractually agreed to waive its investment advisory fee and to reimburse the Fund for other ordinary operating expenses to the extent necessary to limit ordinary operating expenses to an amount not to exceed 1.74% and 1.99% for Institutional Class shares and Investor Class shares, respectively. Ordinary operating expenses exclude taxes, commissions, mark-ups, litigation expenses, indemnification expenses, interest expenses, borrowing expenses, including on securities sold short, dividend expenses on securities sold short, trading or investment expenses, Acquired Fund Fees and Expenses, and any extraordinary expenses. This expense limitation is expected to apply until April 30, 2017, except that it may be terminated by the Fund’s Board of Trustees at any time. To the extent that the Adviser waives its investment advisory fee and/or reimburses the Fund for other ordinary operating expenses, it may seek reimbursement of a portion or all of such amounts at any time within three fiscal years after the fiscal year in which such amounts were waived or reimbursed, subject to the expense limitation in place at the time such amounts were waived or reimbursed. The Fund paid the Adviser an advisory fee of 1.11% of the Fund’s average daily net assets for the most recent fiscal year (after giving effect to the expense limitation by the Adviser).
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A discussion regarding the basis for the Board of Trustees approving the Advisory Agreements between The Merger Fund and the Adviser and between WCM Alternatives: Event-Driven Fund and the Adviser is available in the Funds’ Annual Reports to shareholders for the fiscal year ended December 31, 2016.

Portfolio Managers

Mr. Roy D. Behren and Mr. Michael T. Shannon are primarily responsible for the day-to-day management of each Fund’s portfolio.

Mr. Behren has served as Co-President of the Adviser since 2011 and also serves as Co-President, Treasurer and a Trustee of each Fund.  Mr. Behren served as a research analyst for Westchester Capital Management, Inc. (“Westchester”), The Merger Fund’s previous investment adviser, from 1994 until 2010 and as the Chief Compliance Officer of Westchester and The Merger Fund from 2004 until June 2010, and has served as a portfolio manager for The Merger Fund since January 2007 and for WCM Alternatives: Event-Driven Fund since it commenced operations in January 2014.

Mr. Shannon has served as Co-President of the Adviser since 2011 and also serves as Co-President and a Trustee of each Fund.  Mr. Shannon served as Westchester’s Director of Research from May 1996 until April 2005.  From April 2005 to April 2006, Mr. Shannon was Senior Vice President in charge of the Special Situations and Mergers Group of D.E. Shaw & Co.  Mr. Shannon returned to Westchester in May 2006 as a research analyst and portfolio strategist and has served as a portfolio manager for The Merger Fund since January 2007 and for WCM Alternatives: Event-Driven Fund since it commenced operations in January 2014.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Funds.

CLASSES OF SHARES

Each Fund offers Institutional Class and Investor Class shares through this Prospectus.  Each class of shares bears a different level of expenses.  For example, Investor Class shares of each Fund bear fees under a plan of distribution pursuant to Rule 12b-1 under the 1940 Act that does not apply to Institutional Class shares (see “Distribution Arrangements – Investor Class Shares” below).  Institutional Class shares and Investor Class shares are generally available for purchase by all investors, subject to the satisfaction of investment minimums and criteria described below.

The minimum investment requirements for initial and subsequent investment are as follows:
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	Minimum Initial Investment	Subsequent Investments
Investor Class Shares	$2,000*	$0
Institutional Class Shares	$1,000,000	$500
* In general, there is no minimum investment requirement for investments in Investor Class shares by qualified retirement plans or investments that are made through omnibus accounts.

The minimum initial and subsequent investment amounts for Institutional Class shares may be modified for certain investors. The Funds have agreed to waive the minimum initial investment amount for Institutional Class shares for clients of certain third-party investment programs or platforms that (or whose participants) meet certain asset thresholds and with which a Fund has a distribution arrangement.  The Funds may waive the investment minimums in other cases in its discretion.  The Funds reserve the right to change the minimum investment amounts without prior notice.  More information about the Funds' multiclass arrangements is included in the SAI.

DISTRIBUTION ARRANGEMENTS—INVESTOR CLASS SHARES

The Merger Fund and WCM Alternatives: Event-Driven Fund have each adopted a plan of distribution (the “Plans”) pursuant to Rule 12b-1 under the 1940 Act that applies to their Investor Class shares.  Under the Plans, a Fund may pay the Fund’s distributor for certain of the distribution and shareholder service expenses associated with the Fund’s Investor Class shares, including the cost of providing prospectuses to prospective shareholders, as well as to reimburse the distributor for payments made to any broker-dealer or other financial intermediary with whom the Fund has entered into a contract to distribute the Fund’s Investor Class shares (including the financial intermediary through whom you may purchase shares of the Fund), or any other qualified financial services firm, to compensate those broker-dealers, intermediaries or firms for distribution and/or shareholder-related services with respect to the Fund’s Investor Class shares held or purchased by their respective customers or in connection with the purchase of the Fund’s Investor Class shares attributable to their efforts.  Under the Plans, the distributor may also use proceeds from a Plan to pay or reimburse the Adviser for certain marketing and other distribution-related expenses incurred in respect of a Fund’s Investor Class shares.  The amount of such payments made by a Fund with the proceeds of a Plan in any one year shall not exceed 0.25% of the average daily net assets of a Fund attributable to Investor Class shares, which also may be payable for providing shareholder services.  Because these fees are paid out of a Fund’s assets attributable to Investor Class shares on an on-going basis, all Investor Class shareholders bear them, including those who may have purchased Investor Class shares other than through a financial intermediary, and over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

PAYMENTS TO FINANCIAL INTERMEDIARIES

A Fund may pay, in respect of all classes of shares, as applicable, additional amounts from its own resources for the provision of other permitted services, and the Adviser may pay amounts from its own resources for the provision of such services.  Other permitted services may include transfer agency and dividend disbursing fees; charges for the maintenance of records, recordkeeping, and related costs; record-keeping charges; accounting expenses; transfer costs; custodian fees; sub-accounting services; administrative services; transfer agent and sub-transfer agent services; aggregating and processing purchase and redemption orders; providing beneficial owners with statements showing their positions in the Fund; processing dividend payments; forwarding shareholder communications, such as proxies, shareholder reports, dividend and tax notices, and updating prospectuses to beneficial owners; and receiving, tabulating, and transmitting proxies executed by beneficial owners. The recipients of these payments may be involved in the distribution of a Fund’s shares.

In addition, for all classes of shares, as applicable, the distributor and the Adviser and their affiliates from time to time may make payments, such as cash bonuses, or provide other incentives to selected financial intermediaries involved in the distribution of a Fund’s shares as compensation for services such as, without limitation: (i) providing the Fund with “shelf space” or a higher profile with the financial intermediaries’ financial consultants and their customers; (ii) placing the Fund on the financial intermediaries’ preferred or recommended fund list; (iii) granting the distributor or the Adviser or their affiliates access to the financial intermediaries’ financial consultants; (iv) providing assistance in training and educating the financial intermediaries’ personnel; and (v) furnishing marketing support and other specified services.  Any such payments made by the Adviser and its affiliates would be made from their own resources, and payments made by the distributor in respect of a Fund’s Investor Class shares could be made from the proceeds of the Fund’s Rule 12b-1 plan. The actual services provided, and the payments made for such services, vary from intermediary to intermediary. These payments may be significant to the financial intermediaries and may also take the form of sponsorship of seminars or informational meetings or payment for attendance by persons associated with the financial intermediaries at seminars or informational meetings. Financial intermediaries include brokers, dealers, insurance companies, third party administrators and banks.

 A number of factors will be considered in determining the amount of these additional payments to financial intermediaries. On some occasions, such payments are conditioned upon levels of sales, including the sale of a specified minimum dollar amount of the shares of a Fund, other funds sponsored by the Adviser and/or a particular class of shares, possibly during a specified period of time. The Adviser, the distributor and their affiliates may also make payments to certain participating financial intermediaries based upon factors such as the amount of assets a financial intermediary’s clients have invested in a Fund and the quality of the financial intermediary’s relationship with the distributor or the Adviser. The additional payments described above are made at the expense of the distributor or the Adviser and their affiliates. These payments are made to financial intermediaries selected by the distributor or Adviser, generally to the intermediaries that have sold significant amounts of shares of a Fund or other Adviser-sponsored funds. In certain cases, these payments are subject to certain minimum payment levels. In some cases, in lieu of payments pursuant to a formula, the distributor or the Adviser and their affiliates may make payments of an agreed-upon amount that normally will not exceed the amount that would have been payable pursuant to the formula. There may be relationships on different bases.

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The distributor and the Adviser and their affiliates, at their own expense and out of their own assets, may also provide compensation to financial intermediaries in connection with conferences, sales, or training programs for their employees, seminars for the public, advertising or sales campaigns, or other financial intermediary-sponsored special events. In some instances, the compensation may be made available only to certain financial intermediaries whose representatives have sold or are expected to sell significant amounts of shares of a Fund. Intermediaries that are registered broker-dealers may not use sales of Fund shares to qualify for this compensation to the extent prohibited by the laws or rules of any state or any self-regulatory agency, such as the Financial Industry Regulatory Authority (“FINRA”).

If investment advisers, distributors or affiliates of mutual funds pay bonuses and incentives in differing amounts, financial intermediaries and their financial consultants may have financial incentives for recommending a particular mutual fund over other mutual funds.  In addition, depending on the arrangements in place at any particular time, a financial intermediary and its financial consultants may also have a financial incentive for recommending a particular share class over other share classes.

Representatives of the distributor and the Adviser or their affiliates visit brokerage firms on a regular basis to educate financial advisors about a Fund and to encourage the sale of Fund shares to their clients. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

The compensation paid by a Fund or the Adviser or their affiliates to an intermediary is typically paid continually over time, during the period when the intermediary’s clients hold investments in a Fund. The amount of continuing compensation paid to different financial intermediaries varies. In addition, a Fund, the distributor, the Adviser and their affiliates may also make payments to financial intermediaries to offset the cost associated with processing transactions in Fund shares or to pay financial intermediaries one-time charges for setting up access for a Fund on particular platforms, as well as transaction fees, or per position fees.

For the fiscal year ended December 31, 2015, Investor Class shares and Institutional Class shares of The Merger Fund paid from their own resources 13 basis points (0.13%) and 4 basis points (0.04%), respectively, to financial intermediaries for the provision of other permitted services. For the fiscal year ended December 31, 2015, Institutional Class shares of WCM Alternatives: Event-Driven Fund paid from their own resources 10 basis points (0.10%) to financial intermediaries for the provision of other permitted services.

INVESTMENT PLANS

Additional information about any of the plans described below may be obtained by contacting the Adviser at 100 Summit Lake Drive, Valhalla, New York 10595 (telephone (914) 741-5600). Certain of the plans described below may be available only to those purchasing Investor Class shares.

IRA Plans

Individuals may establish an Individual Retirement Account (“IRA”) through The Merger Fund IRA Plan or WCM Alternatives: Event-Driven Fund IRA Plan, respectively, under which shares of a Fund may be purchased.  The Merger Fund IRA Plan and WCM Alternatives: Event-Driven Fund IRA Plan can be used to make regular IRA contributions, and can also be used for a rollover or transfer from an existing IRA, or for a rollover from a qualified retirement plan from which the individual receives a lump-sum distribution.

An annual maintenance fee of $15.00 will be charged for each IRA.  In addition, a $25.00 processing fee will be assessed for all transactions whereby funds are removed from an account.  The processing fee will not apply to a required distribution from an IRA for which a Systematic Withdrawal Plan has been established.  These fees are subject to change upon notification by U.S. Bancorp Fund Services, LLC to the relevant Fund.

Qualifying shareholders may invest in a Fund through a “Roth IRA,” which is a form of IRA created in 1997.  Shareholders should consult with their own financial advisers to determine eligibility.

Other Retirement Plans

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Investors may invest in a Fund through certain prototype plans for corporations, self-employed individuals or partnerships, and establish a qualified retirement plan under which shares of a Fund may be purchased.  Such plans can accept a transfer or qualified rollover from an existing qualified retirement plan from which an individual receives a lump-sum distribution, as well as regular annual contributions.

An annual maintenance fee of $15.00 will be charged for each account.  In addition, a $25.00 processing fee will be assessed for all transactions whereby funds are removed from an account.  The processing fee will not apply to a required distribution from an account for which a Systematic Withdrawal Plan has been established.  These fees are subject to change upon notification by U.S. Bancorp Fund Services, LLC to the relevant Fund.

Coverdell Education Savings Plan

Investors may invest in a Fund through a form of Coverdell education savings account plan.  Shareholders should consult their financial advisers to determine conditions and eligibility.

HOW TO PURCHASE SHARES

Purchases by mail: Shares of the Funds may be purchased at NAV without any upfront sales or other charge by sending a completed application form (available at www.westchestercapitalfunds.com) to:

[Fund Name]
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

However, applicants should not send any correspondence by overnight courier to the above post-office-box address.  Correspondence sent by overnight courier should be addressed to:

[Fund Name]
c/o U.S. Bancorp Fund Services, LLC
Mutual Fund Services, Third Floor
615 East Michigan Street
Milwaukee, Wisconsin 53202-5207

The Funds do not consider the U.S. Postal Service or other independent delivery services to be its agents.  Because only physical possession constitutes receipt by the Transfer Agent, U.S. Bancorp Fund Services, LLC (“Transfer Agent”), deposit in the mail or with such services, or receipt at the U.S. Bancorp Fund Services, LLC post office box, of purchase orders or redemption requests does not constitute receipt by the Transfer Agent until it retrieves mail from the post office box, which it typically does several times per day.

Initial Investment – By wire:  If you are making an initial investment in a Fund, before you wire funds, please contact the Transfer Agent at 1-800-343-8959 to make arrangements with a service representative to submit your completed order via mail, overnight delivery or facsimile.  Upon receipt of your order, your account will be established by a service representative.  To obtain your new account number, please contact a service representative at 1-800-343-8959.  You may then contact your bank to initiate the wire referencing the account number.  For wire instructions, see “For Subsequent Investments – By wire” below or call a service representative.

For Subsequent Investments – By wire: If you are making a subsequent purchase, your bank should wire funds as indicated below.  Before each wire purchase, you should be sure to notify the Transfer Agent at 1-800-343-8959 of your intent to wire funds.  This will ensure prompt and accurate credit upon receipt of your wire.  It is essential that your bank include complete information about your account in all wire instructions.  If you have questions about how to invest by wire, you may call the Transfer Agent.  Your bank may charge you a fee for sending a wire to the Fund.

U.S. Bank, N.A.
777 East Wisconsin Avenue
Milwaukee, WI 53202
ABA# 075000022

Credit:
U.S. Bancorp Fund Services, LLC
Account #112-952-137

Further Credit:
[Fund Name]
(shareholder registration)
(shareholder account number)

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Please remember that U.S. Bank, N.A. must receive your wired funds prior to the close of regular trading on the NYSE for you to receive same-day pricing.  The Funds and U.S. Bank, N.A. are not responsible for the consequences of delays resulting from the banking or Federal Reserve Wire system, or from incomplete wiring instructions.

Shares Purchased Through Financial Intermediaries: Shares of the Funds may also be purchased through authorized financial intermediaries who may charge for their services.  In order for your purchase order to be processed at a Fund’s NAV determined on a business day, an authorized financial intermediary must receive your purchase request in proper order before the time as of which the Fund calculates its NAV (the “NAV calculation time”) (normally 4:00 p.m., Eastern Time) and the authorized financial intermediary must subsequently communicate the request properly and timely to a Fund.  Please contact your financial intermediary for instructions on how to place purchase requests. Because financial intermediaries’ processing times may vary, please ask your financial intermediary when your account will be credited.

The minimum initial investment for Institutional Class shares of each Fund for individuals, IRAs, corporations, partnerships or trusts is $1,000,000. The minimum initial investment for Investor Class shares of each Fund for individuals, IRAs, corporations, partnerships or trusts is $2,000.  However, the Adviser, in its sole discretion, may waive the minimum initial investment amounts on a case-by-case basis.  There is no minimum investment requirement for Investor Class shares for qualified retirement plans. Minimum investment amounts may be waived for investors who invest through omnibus accounts.  The minimum subsequent investment amount for Institutional Class shares of each Fund is $500.  There is no minimum for subsequent investments in Investor Class shares.  Each Fund, however, reserves the right, in its sole discretion, to reject any application to purchase shares.  Applications will not be accepted unless they are accompanied by a wire transfer or a check drawn on a U.S. bank, savings and loan, or credit union in U.S. funds for the full amount of the shares to be purchased.

All purchase checks should be in U.S. Dollars drawn on a domestic financial institution. The Funds will not accept payment in cash or money orders. The Funds will not accept third-party checks, Treasury checks, credit-card checks, traveler’s checks or starter checks for the purchase of shares. The Funds are unable to accept post-dated checks or any conditional order or payment.

After an account is opened, additional shares may be purchased by sending a check payable to “[Fund Name],” together with a note stating the name(s) on the account and the account number, to the Fund’s Transfer Agent, U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.

All shares will be purchased at the NAV per share next determined after receipt of the shareholder’s application in “proper order” (which generally means that a Fund has received your fully and properly completed application accompanied by payment and is more fully described below under “Redemptions”) and acceptance of such application by the Funds in “proper order.”  All purchases received in “proper order” before the NAV calculation time will be processed on that same day.  Purchases received after the NAV calculation time (normally 4:00 p.m. Eastern Time) will receive the next business day’s NAV per share.  In the case of orders submitted through an authorized financial intermediary, the intermediary must also subsequently communicate the request properly and timely to the Fund for you to receive the Fund’s NAV determined on that business day.  No share certificates will be issued.

The Transfer Agent will charge a $25.00 fee against a shareholder’s account, in addition to any loss sustained by a Fund, for any payment check or electronic funds transfer that is returned.

Shareholders should contact the Transfer Agent at 1-800-343-8959 to obtain the latest wire instructions for wiring funds to U.S. Bancorp Fund Services, LLC for the purchase of Fund shares and to notify U.S. Bancorp Fund Services, LLC that a wire transfer is coming.

The Funds reserve the right to close to new investors at any time in the future but have no present plans to do so.

Anti-Money Laundering Compliance

The Funds, the Funds’ distributor and/or your financial intermediary are required to comply with various anti-money laundering laws and regulations.  Consequently, the Funds or the Funds’ distributors may request additional information from you to verify your identity and source of funds.  As requested on the application, you must supply your full name, date of birth, social security number and permanent street address.  Mailing addresses containing only a P.O. Box will not be accepted.  If the Funds or the Funds’ distributor deems that the information submitted does not provide for adequate identity verification, it reserves the right to reject your investment and the establishment of your account.  If at any time the Funds believe an investor may be involved in suspicious activity or if certain account information matches information on government lists of suspicious persons, it may choose not to establish a new account or may be required to “freeze” a shareholder’s account.  It also may be required to provide a governmental agency or another financial institution with information about transactions that have occurred in a shareholder’s account or to transfer monies received to establish a new account, transfer an existing account or transfer the proceeds of an existing account to a governmental agency.  In some circumstances, the law may not permit the Funds or the Funds’ distributors to inform the shareholder that it has taken the actions described above.

Shares of the Funds have not been registered for sale outside the United States.  The Funds generally do not sell shares to investors residing outside the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses.

Automatic Investment Plan

Investors may create an Automatic Investment Plan pursuant to which money will be moved from the shareholder’s bank account to the shareholder’s Fund account on a systematic schedule (e.g., monthly, bi-monthly, quarterly or annually) that the shareholder selects.  After making an initial investment meeting the minimum investment amount, the minimum transaction amount for an Automatic Investment Plan is $100.  Any request to change or terminate an Automatic Investment Plan should be submitted to the Transfer Agent by telephone at 1-800-343-8959 or in written form five days prior to the effective date.

Telephone Purchases

Investors may utilize a Telephone Purchase Option pursuant to which money will be moved from the shareholder’s bank account to the shareholder’s Fund account upon request.  The first telephone purchase can occur 15 days after the account was opened.  To have Fund shares purchased at the NAV, determined as of the NAV calculation time on a given date, U.S. Bancorp Fund Services, LLC must receive your order before the NAV calculation time on such date.  Most transfers are completed within three (3) business days.  The minimum transaction amount for a Telephone Purchase is $100.

After making an initial investment meeting the minimum investment amount, shareholders may elect these options.  For both an Automatic Investment Plan and telephone purchases, only bank accounts held at domestic financial institutions that are ACH members can be used for transactions.

NET ASSET VALUE

You may purchase or redeem shares of a Fund on any day when a Fund calculates its NAV. The Funds calculate their NAVs on each weekday other than days when the NYSE is closed for a holiday or days when the NYSE is otherwise scheduled to be closed (each day a NAV is calculated, a “Business Day”). Each Fund calculates the NAV of each class of its shares by determining the aggregate value of all of the assets attributable to that class less all liabilities attributable to that class, and then dividing that difference by the total number of shares of that class outstanding. The Fund normally calculates its NAV each Business Day as of 4:00 p.m. Eastern Time. On days when the NYSE has scheduled an early close for regular trading (e.g., due to a holiday), the Fund normally calculates its NAV as of the time of that early close. Notwithstanding the preceding, the Fund may determine to calculate its NAV as of the close of regular trading on the NYSE on any day when there is an unscheduled early close to regular trading on the NYSE. The values of the Funds’ investments, especially those traded in foreign markets, may change on days when you cannot purchase or redeem shares of the Funds.

The Funds value their portfolio securities for purposes of calculating their NAVs using procedures approved by the Funds’ Board of Trustees. Those procedures allow for a variety of methodologies to be used to value the Funds’ investments.  The specific methodologies used for a particular investment may vary based on the market data available for a specific investment at the time a Fund calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. Accordingly, the methodologies summarized below are not an exhaustive list of the methodologies a Fund may use to value an investment and they may not represent the means by which a Fund’s investments are valued on any particular Business Day.

Equity securities that trade on an exchange will typically be valued based on the last reported sale price.  Securities listed on NASDAQ are typically valued using the NASDAQ Official Closing Price.  If, on a particular day, an exchange-listed security does not trade, then the mean between the closing bid and asked prices will typically be used to value the security.  Fixed income securities having a maturity of greater than 60 days are typically valued based on evaluations provided by a pricing vendor approved by the Board.  Exchange-traded options are typically valued at the higher of intrinsic value of the option (i.e., what a Fund would pay or can receive upon the option being exercised) or the last reported composite sale price when such sale falls between the bid and asked prices.  When the last sale of an exchange-traded option is outside the bid and asked prices, a Fund will typically value the option at the higher of intrinsic value of the option or the mean between the last reported bid and asked prices.  Investments in registered open-end investment companies are typically valued at their reported NAV per share.

The Funds typically fair value securities and assets for which (a) market quotations are not readily available or (b) market quotations are believed to be unrepresentative of market value.  For example, a Fund may fair value a security that primarily trades on an exchange that closes before the NYSE if a significant event occurs after the close of the exchange on which the security primarily trades but before the NYSE closes.  Fair valuations are determined in good faith by the Valuation Group, a committee comprised of persons who are officers of the Trusts or representatives of the Adviser, acting pursuant to procedures adopted by the Board.  When fair-value pricing is employed, the prices of securities used by the Funds to calculate their NAV may differ from quoted or published prices for the same securities.  In addition, due to the subjective nature of fair-value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset’s sale.

REDEMPTIONS

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Redemptions by Mail

Fund shareholders will be entitled to redeem all or any portion of the shares credited to their accounts by submitting a written request for redemption to:

[Fund Name]
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

Upon the receipt of such a request in “proper order,” as described below, the shareholder will receive a check based on the NAV next determined after the redemption request has been received, which may be more or less than the amount originally invested.  If the shares to be redeemed represent an investment made by check, the Funds reserve the right to withhold the proceeds until the check clears.  It will normally take seven days to clear checks.

A redemption request will be considered to have been received in “proper order” if the following conditions are satisfied:

(i)	the request is in writing, indicates the class and number of shares or dollar amount to be redeemed and identifies the shareholder’s account number;

(ii)	the request is signed by the shareholder(s) exactly as the shares are registered;

(iii)	the request is accompanied by certificates, if any, issued representing the shares, which have been endorsed for transfer (or are themselves accompanied by an endorsed stock power) exactly as the shares are registered; and

(iv)	a signature guarantee, if required, is included. The Funds reserve the right to require a signature guarantee, from a financial institution that is either a Medallion program member or a non-Medallion program member, in the following situations: if ownership is change on your account, if the redemption proceeds are payable or sent to any person, address or bank account not on record; if a change of address request was received by the Transfer Agent within the last 15 calendar days; and if the proceeds of a requested redemption exceed $50,000. In addition to the situations described above, the Funds and/or the Transfer Agent reserve the right to require a signature guarantee in other instances based on the circumstances relative to the particular situation.

Non-financial transactions including establishing or modifying certain services on an account may require a signature guarantee, signature verification from a Signature Validation Program member or other acceptable form of authentication from a financial institution source.

Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the NYSE Medallion Signature Program and the Securities Transfer Agents Medallion Program (“STAMP”).  A notary public is not an acceptable signature guarantor.

Questions concerning a redemption request may be addressed to a Fund at its principal office.  No redemption request will become effective until all documents have been received in “proper order” by U.S. Bancorp Fund Services, LLC.

Telephone Redemptions

Telephone-redemption privileges are established for shareholders who invest directly in a Fund (i.e., not through an intermediary).  Shareholders who do not wish to establish telephone-redemption privileges should notify the Transfer Agent.  New shareholders who do not wish to establish telephone-redemption privileges may so indicate on the account application.

You may redeem all or some of your shares, with a value ranging from $1,000 to $50,000, by calling the Transfer Agent at 1-800-343-8959 between 9:00 a.m. and 8:00 p.m. Eastern Time/6:00 a.m. and 5:00 p.m. Pacific time, on a day when the NYSE is open for trading.  Redemption requests received before the NAV calculation time (normally 4:00 p.m. Eastern Time) will typically be priced and processed as of the close of business on that day; requests received after that time will be processed as of the close of business on the next Business Day.  Telephone redemptions will not be accepted with respect to shares represented by certificates or for retirement accounts.

When you use telephone privileges, you are authorizing a Fund and the Transfer Agent to act upon the telephone instructions of the person or persons you have designated on your account application.  Redemption proceeds will be sent by check to the address of record, as designated on your account application, transferred to the bank account you have designated on your account application, or sent via electronic funds transfer through the Automated Clearing House (ACH) network to a predetermined bank account.  The minimum amount that may be sent is $1,000.  There is no charge to receive redemption proceeds via the ACH network.  However, credit may not be available for two to three business days.  Shareholders who would like to arrange for redemption by wire or designate a bank or account to receive redemption proceeds should send a written request to a Fund at the address listed under “Redemptions by Mail.” The request should be signed by the shareholder(s) exactly as the shares are registered and may require a signature guarantee.  Further documentation may be required.  Please call the Transfer Agent at 1-800-343-8959 if you need assistance.  Once a telephone transaction has been placed, it cannot be canceled or modified.

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The Funds and the Transfer Agent will not be liable for any loss, expense, or cost arising out of any telephone transaction request that is reasonably believed to be genuine.  This includes any fraudulent or unauthorized request.  If an account has more than one owner or authorized person, the Funds will accept telephone instructions from any one owner or authorized person.  The Funds may change, modify or terminate these privileges at any time upon written notice to shareholders.  The Funds may suspend temporarily the redemption privilege in emergency situations or in cases where, in the judgment of the Funds, continuation of the privilege would be detrimental to the Funds and their shareholders.  Such temporary suspension can be without prior notification to shareholders.  Once a telephone transaction has been placed, it cannot be canceled or modified. Telephone trades must be received by or prior to market close.  During periods of high market activity, shareholders may encounter higher than usual call waits.  Please allow sufficient time to place your telephone transaction.

You may have difficulties in making a telephone redemption during periods of abnormal market activity.  If this occurs, you may make your redemption request in writing.

Shares Held Through Financial Intermediaries

If you purchased shares of a Fund through an authorized financial intermediary, you must typically redeem your shares through that financial intermediary. In order for your redemption order to be processed at a Fund’s NAV determined on a Business Day, your authorized financial intermediary must receive your redemption request in proper order before the NAV calculation time (normally 4:00 p.m., Eastern Time) and the authorized financial intermediary must subsequently communicate the request properly and timely to the Fund.  Please contact your financial intermediary for instructions on how to place a redemption request. Because financial intermediaries’ processing times may vary, please ask your financial intermediary when your account will be credited.

Additional Information on Redemptions

If you have an IRA, you should indicate on any written redemption request whether or not to withhold federal income tax.  Shares held in IRA accounts also may be redeemed by telephone at 1-800-343-8959.  IRA investors who fail to indicate whether or not to withhold federal income tax may be subject to a 10% withholding on their redemptions.

Shareholders may also redeem Fund shares through broker-dealers holding such shares who have made arrangements with a Fund permitting redemptions by telephone or facsimile transmission.  These broker-dealers may charge a fee for this service.

If a shareholder’s transactions at any time reduce an Investor Class shareholder’s account in a Fund to below $1,000 in value or an Institutional Class shareholder’s account in a Fund to below $750,000 in value, such Fund may notify the shareholder that, unless the account is brought up to at least such minimum amount, the Fund may, within 30 days, redeem all shares in the account and close it by making payment to the shareholder.

Shareholders who effect redemptions by wire transfer will pay a $15.00 wire transfer fee to U.S. Bancorp Fund Services, LLC to cover costs associated with the transfer.  In addition, a shareholder’s bank may impose a charge for receiving wires.

If an investor elects to receive distributions in cash, and the U.S. Postal Service cannot deliver your check, or if a check remains uncashed for six months, each Fund reserves the right to reinvest the distribution check in the shareholder’s account at such Fund’s then-current asset value and to reinvest all subsequent distributions. If you want to change your distribution option, please write or call the Transfer Agent at least five days prior to the record date for the distribution.

Excessive Short-Term Trading

The Board has adopted policies and procedures with respect to excessive short-term trading by Fund shareholders.  Excessive short-term trading activity may reduce a Fund’s performance and harm all of the Fund’s shareholders by interfering with efficient portfolio management, increasing the Fund’s expenses and diluting the Fund’s NAV. Depending on the size and frequency of short-term trades in a Fund’s shares, the Fund may experience increased cash flow volatility, which could require the Fund to maintain undesirably large cash positions or buy or sell portfolio securities it would not have bought or sold otherwise. The need to execute additional portfolio transactions due to these cash flows may increase a Fund’s brokerage and administrative costs and, for investors in taxable accounts, may increase taxable distributions received from the Fund.

The Funds discourage short-term trading that may disrupt the efficient management of the Funds’ portfolios and materially increase trading costs or taxable distributions to shareholders of the Funds.  The Funds seek to monitor the trading activities of their shareholders to detect such abusive short-term trading that may be detrimental to the interests of the Funds and their long-term shareholders.  The steps the Funds utilize to identify and discourage frequent transactions may include monitoring trading activity and imposing trading restrictions on certain accounts.  The Funds reserve the right to reject any purchase order for this purpose.

While the Funds (directly or with the assistance of their service providers) seek to identify abusive short-term trading, there is no guarantee that a Fund will be able to detect frequent purchases and redemptions that may be abusive or restrict the participants engaged in such activity when detected.  The Funds receive purchase and sale orders through financial intermediaries and may not have access to timely information that would allow the Funds to detect abusive short-term trading.  In such circumstances and others, the Funds’ monitoring activities may be limited to reviewing aggregated cash flows from such accounts and the Funds’ ability to prevent abusive short-term trading may be dependent on the cooperation of a financial intermediary.  Accordingly, the Funds may rely upon an intermediary’s monitoring activity and the intermediary’s ability and willingness to prevent abusive short-term trading.  In addition, even when a Fund has sufficient information, its detection methods may not detect all abusive short-term trading.

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Systematic Withdrawal Plan

Individuals whose investments in a Fund have a current value of at least $10,000 may adopt a Systematic Withdrawal Plan to provide for periodic distributions.  By using the Systematic Withdrawal Plan, a shareholder can request monthly, quarterly or annual payments for any designated amount of $500 or more.  Payments may be sent by check to the address of record, or may be sent directly to a designated bank account via electronic funds transfer through the Automated Clearing House (ACH) network.  A Systematic Withdrawal Plan may be opened by selecting this option on your account application or by writing to the Transfer Agent.  Shareholders should contact the Transfer Agent at 1-800-343-8959 for more information about a Fund’s Systematic Withdrawal Plan.

COST BASIS REPORTING

When you redeem Fund shares, a Fund or, if you purchase your shares through a financial intermediary, your financial intermediary, generally is required to report to you and the IRS on an IRS Form 1099-B or other applicable form, cost-basis information with respect to those shares, as well as information about whether any gain or loss on your redemption is short- or long-term and whether any loss is disallowed under the “wash sale” rules.  This reporting requirement is effective for Fund shares acquired by you (including through dividend reinvestment) on or after January 1, 2012, when you subsequently redeem those shares.  Such reporting generally is not required for shares held in a retirement or other tax-advantaged account.  Cost basis is typically the price you pay for your shares (including reinvested dividends), with adjustments for certain commissions, wash-sales, organizational actions, and other items, including any returns of capital paid to you by a Fund in respect of your shares.  Cost basis is used to determine your net gains and losses on any shares you redeem in a taxable account.

A Fund or your financial intermediary, as applicable, will permit you to select from a list of alternative cost basis reporting methods to determine your cost basis in Fund shares acquired on or after January 1, 2012.  If you do not select a particular cost basis reporting method, a Fund or financial intermediary will apply its default cost basis reporting method to your shares.  If you hold your shares directly in a Fund account, the Funds’ default method (or the method you have selected by notifying the Fund) will apply; if you hold your shares in an account with a financial intermediary, the intermediary’s default method (or the method you have selected by notifying the intermediary) will apply.  Please contact the relevant Fund at (800) 343-8959 or your financial intermediary, as applicable, for more information on the available methods for cost basis reporting and how to select or change a particular method.  You should consult your tax advisor concerning the application of these rules to your investment in a Fund, and to determine which available cost basis method is best for you.  Please note that you are responsible for calculating and reporting your cost basis in The Merger Fund shares acquired prior to January 1, 2012 as this information will not be reported to you by The Merger Fund and may not be reported to you by your financial intermediary.

DIVIDENDS, DISTRIBUTIONS AND TAXES

The Funds intend to distribute substantially all of their net investment income and net capital gains at least annually.  Distributions will be reinvested in shares of a Fund unless you elect to receive cash.  Distributions will be taxable as described below, regardless of whether you receive such distributions in cash or reinvest them in additional shares of a Fund.  A Fund (or your financial intermediary) will provide you with an annual statement showing you the amount and tax character (e.g., ordinary or capital) of the distributions you receive each year.

The following discussion is a general summary of certain U.S. federal income tax consequences applicable to an investment in each of the Funds under the Internal Revenue Code of 1986, as amended and as in effect as of the date of this Prospectus (the “Code”), and is for general information only.  A more detailed tax discussion is provided in the SAI. The Funds do not intend for this discussion or the discussion in the SAI to address all aspects of taxation that may apply to individual shareholders or to specific types of shareholders, such as those who hold their shares through tax-advantaged accounts and foreign persons that may qualify for special treatment under U.S. federal income tax laws. You should consult a tax advisor about the specific U.S. federal, state, local, and foreign tax consequences to you of purchasing, holding, and disposing of shares in a Fund based on your particular circumstances.

Each Fund has elected to be treated each taxable year as a regulated investment company under Subchapter M of the Code and intends to qualify and to be eligible to be treated as such. A regulated investment company is not subject to U.S. federal income tax on income or gains distributed in a timely manner to its shareholders. A Fund’s failure to qualify or to be eligible to be treated as a regulated investment company would result in fund-level taxation, and, consequently, a reduced return on your investment, and all distributions from earnings and profits, including any distributions of net long-term capital gains, would be taxable to you as ordinary income.

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For U.S. federal income tax purposes, distributions of investment income generally are taxable to you as ordinary income. Taxes on distributions of capital gains are determined by how long a Fund owned or is deemed to have owned the investments that generated them, rather than how long you have owned your shares. Distributions from the sale of investments that a Fund owns or is deemed to have owned for more than one year and that are properly reported by the Fund as capital gain dividends are taxable to you as long-term capital gains includible in net capital gain and taxed to individuals at reduced rates.  Distributions from the sale of investments that a Fund owns or is considered to have owned for one year or less are taxable to you as short-term capital gains taxed at ordinary income rates. The Funds expect that, as a result of their investment objectives and strategies, their investments will generate primarily short-term capital gains, which when distributed to shareholders are taxable as ordinary income.  Dividends declared and payable to shareholders of record in October, November or December will be taxed to shareholders as if received on December 31 if they are paid in January of the following year.

Distributions of investment income reported by a Fund as derived from “qualified dividend income” are taxable to you at the reduced rates applicable to long-term capital gain, provided that both you and the Fund meet certain holding period and other requirements. The Funds do not expect a significant portion of distributions to be derived from qualified dividend income.

A 3.8% Medicare contribution tax is imposed on the net investment income of certain individuals, trusts and estates to the extent their income exceeds certain threshold amounts. For these purposes, “net investment income” generally includes dividends paid by a Fund, including any capital gain dividends, and any net gains recognized on the sale, redemption or exchange of shares of a Fund.

From time to time, a distribution from a Fund could constitute a return of capital, which is not taxable to you so long as the amount of the distribution does not exceed your tax basis in your Fund shares. A return of capital reduces your tax basis in your Fund shares, with any amounts exceeding such basis generally taxable as capital gain.

Fund distributions are taxable to you even if they are paid from income or gains earned by the Fund prior to your investment and thus were included in the price you paid for your shares. For example, if you purchase shares on or just before the record date of a Fund distribution, you will pay full price for the shares and could receive a portion of your investment back as a taxable distribution.

Investments through tax-qualified retirement plans and other tax-advantaged accounts are generally not subject to current federal income tax.  You should consult your tax adviser to determine the suitability of a Fund as an investment through your retirement plan and the tax treatment of distributions (including distributions of amounts attributable to an investment in the Fund) from such a plan.

Any gain or loss that results from the redemption of your Fund shares will be treated generally as capital gain or loss for U.S. federal income tax purposes, which will be long-term or short-term depending on how long you have held your shares.

A Fund’s investments in foreign securities, if any, may be subject to withholding or other taxes. In that case, a Fund’s return on those securities generally will be reduced.  However, if more than 50% of the value of a Fund’s assets at the close of a taxable year consists of securities of foreign corporations, the Fund will be eligible to elect to permit you to claim a credit or deduction on your income tax returns for your pro rata portion of qualified foreign income taxes that it paid in respect of foreign securities that it has held for at least the minimum period specified in the Code. If this election is made, you will be required to include your pro rata share of those taxes in gross income and you generally will be allowed to claim an offsetting foreign tax credit (or a deduction, if you itemize deductions and so choose) for such amounts on your federal U.S. income tax return, subject to certain limitations. If a Fund does not meet the 50% test described above, shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes incurred by the Fund.

In addition, certain of the Funds’ investments, including certain derivative instruments, foreign securities or foreign currencies could affect the amount, timing and character of distributions you receive and could cause a Fund to recognize taxable income in excess of the cash generated by such investments (which may require the Fund to liquidate other investments in order to make required distributions). Such investments are likely to produce a difference between a Fund’s book income and the sum of its taxable income and net tax-exempt income (if any).  If such a difference arises, and the Fund’s book income is less than the sum of its taxable income and net tax-exempt income, the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company.

Each Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any shareholder who (i) fails to properly furnish a Fund with a correct taxpayer identification number, (ii) has under-reported dividend or interest income, or (iii) fails to certify to a Fund that he, she or it is not subject to such withholding. The backup withholding rate is 28%.

Sections 1471-1474 of the Code and the U.S. Treasury and IRS guidance issued thereunder (collectively, “FATCA”) generally require the Funds to obtain information sufficient to identify the status of each of their shareholders under FATCA or under an applicable intergovernmental agreement (an “IGA”) between the United States and a foreign government.  If a shareholder fails to provide the requested information or otherwise fails to comply with FATCA or an IGA, a Fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on ordinary dividends it pays and 30% of the gross proceeds of share redemptions or exchanges and certain capital gain dividends it pays on or after January 1, 2017 (which date, under recent Treasury guidance, is expected to be delayed until on or after January 1, 2019).

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Each prospective investor is urged to consult its tax adviser regarding the applicability of FATCA and any other reporting requirements with respect to the prospective investor’s own situation, including investments through an intermediary.

This summary is for general information only and is not intended to be, nor should it be, construed as legal or tax advice to any current or prospective holder of the Funds’ shares.  The Funds’ shareholders are urged to consult their own tax advisers to determine the specific federal tax consequences of purchasing, holding, and disposing of shares of the Funds, as well as the effects of state, local, foreign, and other tax law and any proposed tax law changes.

NOTICES – HOUSEHOLDING & UNCLAIMED PROPERTY

To keep the Funds’ costs as low as possible, each Fund delivers a single copy of most financial reports and prospectuses to shareholders who share an address, even if the accounts are registered under different names.  This process, known as “householding,” does not apply to account statements.  You may, of course, request an individual copy of a prospectus or financial report at any time.  If you would like to receive separate mailings, please call the Transfer Agent at 1-800-343-8959 and the Fund will begin individual delivery within 30 days of your request.  If your account is held through a financial institution or other intermediary, please contact them directly to request individual delivery.

If no activity occurs in your account within the time period specified by applicable state law, your property may be transferred to the appropriate state.

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand each Fund’s financial performance for the past five years, or, if shorter, the period of a Fund’s or share class’ operations.  Certain information reflects financial results for a single Fund share. The table that follows for WCM Alternatives: Event-Driven Fund presents performance information for the Fund’s Institutional Class shares only. There were no Investor Class shares of WCM Alternatives: Event-Driven Fund outstanding during the periods shown. Investor Class shares are subject to a 0.25% 12b-1 fee whereas Institutional Class shares are not subject to a 12b-1 fee. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions).  The information has been audited by PricewaterhouseCoopers LLP, whose report, along with each Fund’s financial statements, are included in the Fund’s Annual Report, which is available upon request.

The Merger Fund
FINANCIAL HIGHLIGHTS
Selected per share data is based on a share of beneficial interest outstanding throughout each period.

Institutional Class
			For the Period from
	Year Ended		August 1, 2013^
	December 31,		through
	2015	2014	December 31, 2013
Per Share Data:
Net Asset Value,
beginning of period	$15.58	$15.97	$16.06
Income from
investment operations:
Net investment income (loss)(1)(2)	(0.03)	0.37	0.03
Net realized and unrealized
gain (loss) on investments	(0.05)	(0.10)	0.31
Total from investment operations	(0.08)	0.27	0.34
Less distributions:
From net investment income	(0.18)	(0.45)	(0.35)
From net realized gains	(0.07)	(0.21)	(0.08)
Total dividends and distributions	(0.25)	(0.66)	(0.43)
Net Asset Value, end of period	$15.25	$15.58	$15.97
Total Return	(0.52)%	1.63%	2.20%(3)
Supplemental data and ratios:
Net assets, end of period (000’s)	$1,247,332	$1,332,078	$172,247

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Ratio of gross expenses
to average net assets:
Before expense waiver	1.54%	1.44%	1.32%(4)
After expense waiver	1.41%	1.28%	1.19%(4)
Ratio of dividends on short
positions and borrowing expense
on securities sold short to
average net assets	0.40%	0.29%	0.19%(4)
Ratio of expense to average net
assets excluding dividends on
short positions and borrowing
expense on securities sold short	1.01%	0.99%	1.00%(4)
Ratio of net investment income
(loss) to average net assets:
Before expense waiver	(0.34)%	2.14%	0.29%(4)
After expense waiver	(0.21)%	2.30%	0.42%(4)
Portfolio turnover rate(5)	157%	137%	194%(3)

Table of Contents - Prospectus (combined)

The Merger Fund
FINANCIAL HIGHLIGHTS (continued)

(1)
Net investment income before dividends and borrowing expense on securities sold short for the years ended December 31, 2015, 2014 and the period ended December 31, 2013 was $0.03, $0.42 and $0.04, respectively.

(2)	Net investment income (loss) per share has been calculated based on average shares outstanding during the period.
(3)	Not annualized.
(4)	Annualized.
(5)
The numerator for the portfolio turnover rate includes the lesser of purchases or sales (excluding short-term investments, short-term options, forward currency contracts, swap contracts and short positions).  The denominator includes the average long positions throughout the period.

^	Commencement of operations.

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The Merger Fund
FINANCIAL HIGHLIGHTS
Selected per share data is based on a share of beneficial interest outstanding throughout each period.

Investor Class
					Three Months	Year
					Ended	Ended
	Year Ended December 31,				December 31,	September 30,
	2015	2014	2013	2012	2011*	2011
Per Share Data:
Net Asset Value,
beginning of period	$15.63	$16.01	$15.83	$15.59	$15.59	$15.93
Income from
investment operations:
Net investment
income (loss)(1)(2)	(0.08)	0.33	0.04	(0.05)	(0.02)	(0.18)
Net realized and
unrealized gain (loss)
on investments	(0.05)	(0.10)	0.53	0.61	0.47	0.13
Total from
investment operations	(0.13)	0.23	0.57	0.56	0.45	(0.05)
Redemption fees	—	—	—	0.00(3)	0.00(3)	0.00(3)

Less distributions:
From net
investment income	(0.12)	(0.40)	(0.31)	(0.26)	(0.08)	—
From net
realized gains	(0.07)	(0.21)	(0.08)	(0.06)	(0.37)	(0.29)
Total dividends
and distributions	(0.19)	(0.61)	(0.39)	(0.32)	(0.45)	(0.29)
Net Asset Value,
end of period	$15.31	$15.63	$16.01	$15.83	$15.59	$15.59

Total Return	(0.82)%	1.43%	3.61%	3.61%	2.90%(4)	(0.34)%

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The Merger Fund
FINANCIAL HIGHLIGHTS (continued)

Investor Class
					Three Months	Year
					Ended	Ended
	Year Ended December 31,				December 31,	September 30,
	2015	2014	2013	2012	2011*	2011
Supplemental data and ratios:
Net assets, end of
period (in millions)	$3,509	$4,069	$4,843	$4,416	$5,027	$4,914
Ratio of gross expenses
to average net assets:
Before expense
waiver	1.87%	1.68%	1.61%	1.82%	1.77%(5)	2.08%
After expense
waiver	1.74%	1.52%	1.48%	1.69%	1.64%(5)	1.96%
Ratio of dividends on
short positions and
borrowing expense on
securities sold short to
average net assets	0.40%	0.29%	0.22%	0.42%	0.31%(5)	0.62%
Ratio of expense to
average net assets
excluding dividends on
short positions and
borrowing expense on
securities sold short	1.34%	1.23%	1.26%	1.27%	1.33%(5)	1.34%
Ratio of net investment
income (loss) to average
net assets:
Before expense
waiver	(0.66)%	1.90%	0.09%	(0.47)%	(0.72)%(5)	(1.25)%
After expense
waiver	(0.53)%	2.06%	0.22%	(0.34)%	(0.59)%(5)	(1.13)%
Portfolio
turnover rate(6)	157%	137%	194%	240%	48%(4)	293%

(1)
Net investment income before dividends and borrowing expense on securities sold short for the years ended December 31, 2015, 2014, 2013, 2012, the three months ended December 31, 2011 and the year ended September 30, 2011 was $(0.02), $0.38, $0.07, $0.01, $(0.01) and $(0.08), respectively.

(2)	Net investment income (loss) per share has been calculated based on average shares outstanding during the period.
(3)	Amount less than $0.005 per share.
(4)	Not annualized.
(5)	Annualized.
(6)
The numerator for the portfolio turnover rate includes the lesser of purchases or sales (excluding short-term investments, short-term options, forward currency contracts, swap contracts and short positions).  The denominator includes the average long positions throughout the period.

*	Stub period from October 1, 2011 through December 31, 2011.

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WCM Alternatives: Event-Driven Fund
FINANCIAL HIGHLIGHTS
Selected per share data is based on a share of beneficial interest outstanding throughout each period.

Institutional Class
		For the Period from
		January 2, 2014^
	Year Ended	through
	December 31, 2015	December 31, 2014
Per Share Data:
Net Asset Value, beginning of period	$10.14	$10.00
Income from investment operations:
Net investment income(1)(2)	0.01	0.05
Net realized and unrealized
gain (loss) on investments	(0.22)	0.34
Total from investment operations	(0.21)	0.39
Less distributions:
From net investment income	(0.09)	—
From net realized gains	(0.22)	(0.25)
Total dividends and distributions	(0.31)	(0.25)
Net Asset Value, end of period	$9.62	$10.14
Total Return	(2.08)%	3.87%(3)
Supplemental data and ratios:
Net assets, end of period (000’s)	$96,489	$12,085
Ratio of gross expenses to average net assets:
Before expense waiver	2.23%	7.95%(4)
After expense waiver	2.09%	2.39%(4)
Ratio of dividends on short positions and
borrowing expense on securities sold short
to average net assets	0.35%	0.65%(4)
Ratio of expenses to average net assets excluding
dividends on short positions and borrowing
expense on securities sold short	1.74%	1.74%(4)
Ratio of net investment income (loss)
to average net assets:
Before expense waiver	(0.09)%	(5.04)%(4)
After expense waiver	0.05%	0.52%(4)
Portfolio turnover rate(5)	199%	212%(3)

(1)	Net investment income before dividends and borrowing expense on securities sold short for the years ended December 31, 2015 and 2014 was $0.04 and $0.12, respectively.
(2)	Net investment income (loss) per share has been calculated based on average shares outstanding during the period.
(3)	Not annualized.
(4)	Annualized.
(5)
The numerator for the portfolio turnover rate includes the lesser of purchases or sales (excluding short-term investments, short-term options, forward currency contracts, swap contracts and short positions).  The denominator includes the average long positions throughout the period.

^	Commencement of operations.

Further information regarding each Fund’s performance is contained in the Funds’ Annual Report, a copy of which may be obtained without charge.

APPENDIX A

This Supplement sets forth historical performance information for the Class N shares of the Dunham Monthly Distribution Fund (“DNMDX”), shares of a mutual fund advised by Dunham & Associates and sub-advised by Westchester Capital Management LLC (WCM). The portfolio managers for WCM Alternatives: Event-Driven Fund (for purposes of this appendix, the “Fund”) are the same (and only) portfolio managers who have been primarily responsible for the day-to-day management of DNMDX for the period shown. The Fund’s investment objective, investment strategies and policies, and investment restrictions are substantially similar to those of DNMDX. The DNMDX performance data is provided to illustrate the past performance of WCM in advising a substantially similar account and does not represent the performance of the Fund. The information in this Supplement should not be considered a prediction of the future performance of the Fund.  The Fund was formed on January 2, 2014 and has a limited performance record of its own.
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AVERAGE ANNUAL TOTAL RETURNS OF DNMDX FOR THE PERIODS ENDED DECEMBER 31, 2015 (except as otherwise indicated)

	1 Year	3 Years	5 Years	Since 03/01/09
DNMDX	-2.94%	1.84%	3.07%	5.75%

MONTHLY PERFORMANCE

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Year
2015	-0.36%	2.49%	-0.37%	0.30%	0.69%	-2.16%	-0.60%	-2.21%	-2.11%	2.32%	-0.39%	-0.43%	-2.94%
2014	-0.26%	1.54%	0.43%	0.84%	1.51%	0.94%	-0.67%	1.27%	-1.63%	-0.95%	0.59%	0.04%	3.65%
2013	0.61%	0.14%	1.51%	0.97%	-0.45%	-1.23%	0.88%	-0.62%	1.01%	1.14%	0.38%	0.59%	4.99%
2012	2.23%	1.95%	0.54%	0.33%	-1.64%	0.93%	1.06%	1.60%	0.31%	-0.34%	0.78%	1.87%	9.98%
2011	0.65%	0.70%	0.81%	1.08%	0.14%	-0.26%	-1.23%	-2.22%	-2.77%	3.31%	-0.43%	0.50%	0.14%
2010	-0.07%	1.29%	0.79%	-0.24%	-1.02%	1.72%	3.02%	0.49%	1.61%	0.52%	-0.30%	1.70%	9.86%
2009	-	-	5.42%	2.60%	0.84%	0.45%	1.37%	0.60%	1.18%	-0.69%	1.03%	1.09%	9.28%*

* Not annualized.
The performance results portrayed herein reflect the reinvestment of all interest, dividends and distributions. Past performance is no guarantee of future results. The performance figures shown above for DNMDX are net of all fees and expenses applicable to investments in DNMDX. Neither the shares of DNMDX, nor the shares of the Fund, are subject to front-end or deferred sales charges.  Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. DNMDX’s performance prior to March 2009 does not reflect DNMDX’s current strategy or objective, but rather that of a predecessor fund. On March 2, 2009, DNMDX’s objective and principal investment strategy were changed to its current objective and approach.  DNMDX’s complete performance history is available in its prospectus.

As of the latest prospectus dated February 26, 2016, the total operating expenses of DNMDX before fee waivers were 2.19% and net of applicable fee waivers were 2.11%.  The Fund’s anticipated total operating expenses for its Institutional Class shares as of the Fund’s last fiscal year end before fee waivers were 2.27%, and after applicable fee waivers were 2.13%.  The Fund’s anticipated total operating expenses for its Investor Class shares as of the Fund’s last fiscal year end before fee waivers were 2.52%, and after applicable fee waivers were 2.38%.  DNMDX’s fee waiver is expected to remain in effect until at least February 28, 2017, and the fee waiver and expense reimbursements applicable to the Fund’s Institutional Class and Investor Class shares are expected to remain in effect until April 30, 2017, except that they may be terminated at any time by the Fund’s Board of Trustees.

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Table of Contents - Prospectus (combined)

THE MERGER FUND®

WCM ALTERNATIVES: EVENT-DRIVEN FUND

PROSPECTUS

May 2, 2016, as supplemented March 22, 2017

For investors who want more information about the Funds, the following documents are available upon request:

Annual/Semi-Annual Reports:  Additional information about each Fund’s investments is available in the Funds’ Annual and Semi-Annual Reports to shareholders.  In the Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year.

Statement of Additional Information:  The Funds’ SAI provides more detailed information about the Funds and is incorporated by reference into this Prospectus.

The Funds’ Annual Report, Semi-Annual Report and SAI are available, without charge, upon request by contacting the Funds’ Transfer Agent, U.S. Bancorp Fund Services, LLC, at P.O. Box 701, Milwaukee, WI 53201-0701 or by calling 1-800-343-8959.  Shareholder inquiries can also be directed to U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701.  Correspondence sent by overnight courier should be directed to U.S. Bancorp Fund Services, LLC, Third Floor, 615 East Michigan Street, Milwaukee, WI 53202.

You also can review information about the Funds, including the Funds’ Annual Report, Semi-Annual Report and SAI at the Securities and Exchange Commission’s Public Reference Room.  Information on the operation of the Public Reference Room may be obtained by calling the Commission at (202) 551-8090. Text-only copies can be obtained from the SEC for a fee by writing to or calling the Public Reference Room of the SEC, Washington, D.C. 20549-0102, 202-551-8090 or by electronic request at publicinfo@sec.gov.  Copies also can be obtained for free from the SEC’s website at www.sec.gov and the Funds’ website at www.westchestercapitalfunds.com.

The Merger Fund
Investment Company Act File No. 811-03445

WCM Alternatives: Event-Driven Fund
Investment Company Act File No. 811-22818

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